                                                                EXHIBIT 10.24

 [WELLPOINT
    LOGO]

WELLPOINT HEALTH NETWORKS, INC.
1 WELLPOINT WAY
THOUSAND OAKS, CA  91362
(805) 557-6797
www.wellpoint.com

                                                                 [WELLPOINT
                                                                    LOGO]



           BENEFITS FOR
           YOUR LIFE AND CAREER





                             2001 OFFICER BENEFITS ENROLLMENT GUIDE

                          HOW TO USE THIS GUIDE


YOUR 2001 OFFICER BENEFITS ENROLLMENT GUIDE CONTAINS INFORMATION ON THE FLEXPOINT BENEFITS PROGRAM AND THE FLEXEXEC OFFICER BENEFITS PROGRAM. YOUR FLEXPOINT ENROLLMENT WORKSHEET LISTS YOUR OPTIONS AND THE COSTS ASSOCIATED WITH THOSE OPTIONS. USE THIS ENROLLMENT GUIDE FOR:

-  ENROLLMENT PROCEDURES FOR NEWLY-HIRED OFFICERS
Enrollment procedures for newly-hired Officers are on page 10 of this Guide.

-  OPEN ENROLLMENT
An overview of the 2001 FLEXPoint Benefits Program and enrollment procedures is on pages 8-9. YOU ONLY NEED TO CALL OR LOG ON TO FLEXCONNECT IF YOU WOULD LIKE TO CHANGE YOUR BENEFIT ELECTION(S), MAKE CORRECTIONS AND/OR ELECT FLEXIBLE SPENDING ACCOUNT(S) FOR 2001.

Read the FLEXPoint Enrollment Guide CAREFULLY to determine the benefits that best suit your needs for 2001. FLEXCONNECT IS AVAILABLE DURING OPEN ENROLLMENT FROM OCTOBER 16, 2000 THROUGH OCTOBER 30, 2000. YOU MAY ENROLL BY CALLING (800) 231-8140 OR THROUGH THE INTERNET (http://www.my-benefits.com) OR THE WELLPOINT CORPORATE INTRANET (http://home.wellpoint.com).

-  BENEFIT INFORMATION
Explanations of the 2001 benefits are included for your review.

FLEXPOINT
FLEXPoint benefits provide you and your family with health care and life insurance coverage options. You can change most of your benefits once a year in order to meet your needs for the upcoming year. Read this section CAREFULLY because YOU WILL NOT BE ABLE TO CHANGE your elections during the year except as a result of a qualified mid-year change or if you meet special enrollment requirements.

FLEXEXEC
An overview of the additional benefits provided to WellPoint Officers is included.

BALANCED LIFE BENEFITS
WellPoint offers you a wide spectrum of benefits in addition to our FLEXPoint benefits to assist you in balancing your career and your personal life. You can take advantage of many of the benefits at any time during the year.

FINANCIAL FUTURE AND RETIREMENT
Brief descriptions of the Pension Plan, 401(k) Retirement Savings Plan and Employee Stock Purchase Plan are included.

-  MID-YEAR CHANGES
WellPoint Officers experience a number of CHANGES THROUGHOUT THE YEAR that could affect their benefits, including marriage, birth, and change of employment. Review this section to learn more about mid-year changes and what to do.

-  COBRA
An explanation of COBRA coverage is included for your review.

-  IMPORTANT INFORMATION
An explanation of important legislation is included.

-  IMPORTANT TELEPHONE NUMBERS AND CLAIMS ADDRESSES
A listing of phone numbers for providers and addresses for submitting claims is included.

                              ABOUT THIS GUIDE

This Guide does not serve as a guarantee of continued employment of benefits. WellPoint policies on hiring, discharge, layoff, and discipline are in no way affected by the programs described here. in particular, nothing in this booklet alters WellPoint's at-will employment policy which provides that employment with WellPoint is not for a specified period of time and can be terminated by either WellPoint or the Officer at any time, with or without cause or advance notice.

In addition, WellPoint reserves the right to amend or discontinue the WellPoint Plans--or any part of them--with or without notice, at any time at WellPoint's sole discretion. if there is a discrepancy between this document and the Plan Documents, the provisions of the Plan Documents will govern.

                    2001 Officer Benefits Enrollment Guide

BENEFITS FOR YOUR LIFE & CAREER


                               TABLE OF CONTENTS

2001 BENEFITS                                                            1

        FLEXPoint                                                        1

        FLEXExec                                                         2

        Comprehensive Executive Nonqualified Retirement Plan             2


FLEXPOINT ELIGIBILITY                                                    3


HOW FLEXPOINT WORKS                                                      5


DOMESTIC PARTNER COVERAGE                                                6


OPEN ENROLLMENT PROCEDURES FOR CURRENT WELLPOINT OFFICERS                8


ENROLLMENT PROCEDURES FOR NEWLY-HIRED OFFICERS                          10


FLEXPOINT BENEFITS INFORMATION                                          11

        Your Medical Coverage                                           11

        Your Dental Coverage                                            19

        Your Vision Coverage                                            21

        Your Life Insurance Coverage                                    22

        Your Dependent Life Insurance Coverage                          23

        - Spouse/Partner                                                23

        - Children                                                      23

        Your Accidental Death and Dismemberment
        (AD&D) Insurance Coverage                                       24

        Your Flexible Spending Accounts                                 25

        - Health Care                                                   25

        - Dependent Day Care                                            26


FLEXEXEC                                                                28

        Officer Physical Exams                                          28

        Group Universal Life Insurance                                  29

        Disability Coverage                                             29

        Comprehensive Nonqualified Retirement Plan                      30


BALANCED LIFE BENEFITS                                                  34

        Employee Assistance and Work/Life Program                       34

        MedCall                                                         34

        Tuition Assistance                                              34

        Work on Wellness                                                35

        Time Off                                                        35


FINANCIAL FUTURE AND RETIREMENT                                         36

        Pension Accumulation Plan                                       36

        401(k) Retirement Savings Plan                                  36

        Employee Stock Purchase Plan                                    37


MID-YEAR CHANGES                                                        38


CONTINUING HEALTH COVERAGE ("COBRA")                                    41


IMPORTANT INFORMATION                                                   43


IMPORTANT TELEPHONE NUMBERS AND CLAIM ADDRESSES                         44



                                                [WELLPOINT LOGO]

YOUR 2001 BENEFITS
            PROGRAM


Here's a quick look at the benefits offered to Officers of WellPoint Health Networks Inc.

FLEXPOINT


Plan                                    Options
----                                    -------

MEDICAL                                 WellPoint Preferred PPO, WellPoint Group or HMOs
                                        Waive coverage
----------------------------------------------------------------------------------------------
DENTAL                                  Dental Net (available only in California.
                                        Standard Dental
                                        Enhanced Dental
                                        Waive coverage
----------------------------------------------------------------------------------------------
VISION                                  Vision Service Plan
                                        Waive coverage
----------------------------------------------------------------------------------------------
LIFE INSURANCE                          $50,000
                                        1 times your benefit salary
                                        2 times your benefit salary
                                        3 times your benefit salary
                                        4 times your benefit salary
                                        Waive coverage
----------------------------------------------------------------------------------------------
ACCIDENTAL DEATH AND DISMEMBERMENT      1 times your benefit salary
 (AD&D) INSURANCE                       2 times your benefit salary
                                        3 times your benefit salary
                                        4 times your benefit salary
----------------------------------------------------------------------------------------------
DEPENDENT LIFE INSURANCE
   SPOUSE/DOMESTIC PARTNER:             $5,000
                                        1/2 your benefit salary
                                        1 times your benefit salary
                                        Waive coverage
----------------------------------------------------------------------------------------------
   EACH CHILD*:                         $5,000
                                        $10,000
                                        $25,000
                                        Waive coverage
----------------------------------------------------------------------------------------------
FLEXIBLE SPENDING ACCOUNTS              Health care up to $5,000
                                        Dependent daycare up to $5,000
----------------------------------------------------------------------------------------------

*Amount payable depends on age of child.  See page 23.

FLEXEXEC

These benefit plans are provided for all WellPoint Officers automatically--no enrollment is required.


PLAN                                                    OPTIONS
-----------------------------------------------------------------------------------------------------------------
OFFICER PHYSICAL EXAMS                  Available to Vice Presidents and above with one year of service
-----------------------------------------------------------------------------------------------------------------
GROUP UNIVERSAL LIFE                    2 times compensation* for Vice Presidents and General Managers
                                        3 times compensation* for Senior Vice Presidents and above
-----------------------------------------------------------------------------------------------------------------
SHORT-TERM DISABILITY                   Maximum of 26 weeks salary continuance
-----------------------------------------------------------------------------------------------------------------
LONG-TERM DISABILITY                    60% of compensation** for Vice Presidents and General Managers
                                        70% of compensation** for Senior and Executive Vice Presidents
-----------------------------------------------------------------------------------------------------------------
FINANCIAL PLANNING SEMINARS             Periodic seminars to assist Officers with financial/retirement planning, stock options, deferred compensation, and stock ownership quidelines
-----------------------------------------------------------------------------------------------------------------


* Base salary as of September 1, 2000 plus target management bonus **Base salary as of September 1, 2000 plus target management bonus and commissions received from 9/1/99 through 8/31/00


COMPREHENSIVE EXECUTIVE NONQUALIFIED RETIREMENT PLAN


PLAN                                                    OPTIONS
-----------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL 401(k) DEFERRAL            You may defer 1% - 6% after contributing the annual maximum to the
                                        401(k) plan and also before becoming eligibile for the Company match;
                                        deferrals receive a Company matching contribution
-----------------------------------------------------------------------------------------------------------------
SALARY DEFERRAL                         You may defer 1% - 60% of your base salary
-----------------------------------------------------------------------------------------------------------------
MANAGEMENT BONUS DEFERRAL               You may defer 1% - 100% of your 2001 bonus to be paid in 2002
-----------------------------------------------------------------------------------------------------------------
CAR ALLOWANCE DEFERRAL                  $4,800 annually for Vice Presidents and General Managers
(IF YOU DO NOT ELECT TO DEFER,          $7,200 annually for Senior Vice Presidents
YOU WILL RECEIVE THE AMOUNT AS          $9,600 annually for Executive Vice Presidents and above
TAXABLE INCOME)
-----------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL PENSION PLAN               WellPoint automatically makes contributions for compensation in excess of $170,000; 5-year vesting applies
-----------------------------------------------------------------------------------------------------------------


ADDITIONAL PLANS


PLAN                                                    OPTIONS
-----------------------------------------------------------------------------------------------------------------
WELLPOINT 401(k) RETIREMENT             Highly compensated may defer 2% - 8% of compensation;
SAVINGS PROGRAM                         Company match applies (see page 36 for details)
-----------------------------------------------------------------------------------------------------------------
EMPLOYEE STOCK PURCHASE PLAN            You may contribute between $20 and $817.30 per pay period
                                        (see page 37 for details)
-----------------------------------------------------------------------------------------------------------------


FLEXPOINT ELIGIBILITY

OFFICERS

All full-time Officers are eligible for FLEXPoint benefits on the first of the month following or coinciding with one calendar month of employment. For example, if you begin work on July 15, you will be eligible to participate in FLEXPoint on September 1. If you begin work on July 1, you will be eligible to participate on August 1.

If you are rehired within one year of termination, you are eligible for FLEXPoint benefits on the first of the month following your rehire date.

DEPENDENTS

You may only enroll your eligible dependents in FLEXPoint benefits. Enrolling dependents that are not eligible is a violation of Company policy that is subject to disciplinary action up to and including termination of employment. Domestic partner coverage is now available for health and life insurance benefits. See pages 6-7.

Eligible dependents include:

-    Your spouse/domestic partner

- Your or your partner's unmarried children through age 18 who are your dependents for income tax purposes. Legally-adopted children, stepchildren and any child for whom you or your spouse/partner is a legal guardian are eligible under the same terms as your own natural children.

- Your or your partner's unmarried children, age 19 through 24, who are your dependents for income tax purposes and enrolled for 12 or more credits per semester (or equivalent full-time basis) in an accredited college, university, or post-high-school trade or technical school. You will be required to provide proof of full-time student status.

- Your or your partner's unmarried children who are your dependents for income tax purposes and who are declared by a physician to be incapacitated or disabled. A physician's note is required, and generally the child must have been covered under the plan at the time of disability.

Note: You may not be covered as an associate and as a dependent on WellPoint's medical, dental, vision or life insurance plans. For example, if you and your spouse are both employed at WellPoint, you may elect to cover your spouse on medical, dental, vision and/or spouse life insurance. However, your spouse may not elect those coverages as an associate. Additionally, you may not have duplicate coverage for your children (i.e. both parents may not elect medical, dental, vision and/or life insurance for the children).

WHEN COVERAGE ENDS

Your coverage under the medical, dental and vision plans will end on the last day of the month of termination of your employment with WellPoint. You may be eligible to continue your WellPoint health coverage through COBRA (see page 41). Life insurance, AD&D, STD, LTD and dependent life end on your last day of employment with WellPoint. You may be able to convert your life insurance. Other situations in which your coverage will be terminated are listed below, along with the same kind of information for your dependents.

All coverage will terminate at the earliest time specified below:

1. For the medical, dental and vision plans, on the last day of the month you cease to be an eligible associate (such as termination of employment, retirement or for any other reason).

2. For the life insurance, AD&D, STD, LTD and dependent life plans, on the date you cease to be an eligible associate (such as termination of employment, retirement or for any other reason).

3. Upon discontinuation or termination of any plan, your coverage ends when such plan ends. The plans may be terminated or amended without notice to you.

4.   Upon non-payment of any required associate contribution.

Your dependent(s) coverage will cease at the earliest time specified below:

1.   When your coverage terminates.

2. On the last day of the calendar month when your dependent(s) cease to be eligible.

3.   Upon non-payment of any required associate contribution.

HOW FLEXPOINT WORKS

COVERAGE LEVELS

In addition to deciding which medical, dental, and vision options you want for yourself, you may also decide if you want dependent coverage. WellPoint offers four levels of coverage. You can select coverage for:

- Yourself only

- Yourself PLUS Spouse/Domestic Partner

- Yourself PLUS Child(ren)

- Yourself PLUS Family (Spouse/Domestic Partner and Child(ren))

THE PRETAX ADVANTAGE

With FLEXPoint, you pay your share of the cost for most of your benefits on a pretax basis (excluding domestic partner coverage). This means your contributions will be deducted from your pay BEFORE Social Security, Medicare, federal, state, and local income taxes are calculated and withheld. This way, your taxable income is reduced and you pay less tax.

PRETAX

- MEDICAL

- DENTAL

- VISION

- FLEXIBLE SPENDING ACCOUNTS - HEALTH CARE AND DEPENDENT DAY CARE

POST-TAX

- EMPLOYEE LIFE INSURANCE

- DEPENDENT LIFE INSURANCE

- ACCIDENTAL DEATH AND DISMEMBERMENT (AD&D)

- DOMESTIC PARTNER COVERAGE

COVERAGE DURING A LEAVE OF ABSENCE

If you go out on an unpaid leave of absence, you are given the option to discontinue some or all of your FLEXPoint benefits as of the date the leave begins. You will have the option to reinstate these benefits when you return from the leave. If you continue your coverage during a leave of absence, it is your responsibility to make biweekly payments for the cost of your benefits to the Benefits Department.

CHANGES TO COVERAGE DURING A LEAVE OF ABSENCE

- Changes to life insurance, spouse/partner life, child life, and AD&D do not become effective until the later of the following:

  - January 1, 2001, or

  - The date of your return to active employment status.

DOMESTIC PARTNER COVERAGE

In 2001, FLEXPoint offers limited benefits coverage to domestic partners. Officers who are eligible for FLEXPoint may enroll their domestic partners and/or children of domestic partners in medical,* dental, vision and life insurance coverage.

For the purpose of FLEXPoint, a domestic partnership consists of two adults of the same or opposite sex who have chosen to share their lives in a committed relationship equivalent to that of married persons, and who reside together and share a mutual obligation of support for the basic necessities of life.

ELIGIBILITY

To qualify for benefits, the associate and domestic partner must meet ALL of the following criteria:

- Each person is the other's sole domestic partner and intends to remain so indefinitely.

-    Neither person is married or legally separated from anyone else.

- Each person is at least 18 years of age and mentally competent to consent to the terms of the Declaration of Domestic Partnership.

- The associate and domestic partner are not related by blood or to a degree of closeness that would prohibit legal marriage in the state in which they reside.

- Both persons currently reside in the same residence and intend to do so indefinitely.

- Both persons are jointly responsible for basic living expenses incurred during the domestic partnership.

- Neither partner has had a different domestic partner within the last six months from the date of the execution of the Declaration of Domestic Partnership (this condition does not apply if the previous domestic partner is deceased).

- Both persons have executed a domestic partnership agreement and/or registered as domestic partners in a jurisdiction that authorizes such agreements and/or registries OR at least TWO of the following statements are true:

     -    Both persons have lived together continuously for the past 12 months;

     - The associate has designated the domestic partner as a beneficiary under his/her will, or the domestic partner has designated the associate as a beneficiary under his/her will;

     - The associate has granted his or her domestic partner powers under a durable power of attorney, or the domestic partner has granted the associate powers under a durable power of attorney;

     - The associate has previously designated the domestic partner as a beneficiary under his/her life insurance policy, or the domestic partner has previously designated the associate as a beneficiary under his/her life insurance policy;

     -    Both persons share a joint bank account;

     -    Both persons are cosigners of a lease or deed;

     -    Both persons are named on the same car insurance policy.




* Not all HMOs offer domestic partner coverage (see page 18). This coverage is available in all states under the WellPoint Preferred PPO or WellPoint Group Plan.

CERTIFICATION

If you wish to elect domestic partner benefits, you must complete a Declaration of Domestic Partnership and return it for approval before any domestic partner benefits can be activated. The declaration form will be mailed to you when you elect domestic partner benefits. Both you and your domestic partner are required to sign the declaration.

ELIGIBLE DEPENDENTS

In addition to health and life insurance coverage for your domestic partner, you may also elect health and life coverage for the qualified children of your domestic partner. Your domestic partner's children are eligible for coverage if they are:

-    Unmarried;

-    Primarily dependent on you or your domestic partner for support;

- Living with you and your domestic partner in a regular parent-child relationship;

-    Within the age/student requirements of the plan benefits; and

- Eligible to be claimed by you or your domestic partner as a dependent as defined in Internal Revenue Code section 152.

COST OF COVERAGE

COVERAGE                                                ASSOCIATE
                                                      BIWEEKLY COST
--------------------------------------------------------------------
-    Associate & Domestic Partner                          Same

-    Associate & Spouse
--------------------------------------------------------------------
-    Associate & Domestic                                  Same
     Partner(s) Child(ren)

-    Associate & Associate's Child(ren)

-    Associate, Associate's
     Child(ren) & Domestic
     Partner's Child(ren)
--------------------------------------------------------------------
-    Associate, Spouse & Child(ren)                        Same

-    Associate, Domestic Partner &
     Associate's Child(ren) and/or
     Domestic Partner's Child(ren)

The portion of your contribution that is attributable to coverage for your domestic partner and/or your domestic partner's child(ren) will be paid on an after-tax basis.

TAX CONSEQUENCES

The IRS has determined that if you receive health benefits for your domestic partner and/or his or her children, AND your domestic partner and his or her children are not your dependents as defined by the IRS, you must pay federal income tax on the value of the benefits you received. The IRS defines the value of these benefits as the amount it would cost you to obtain the insurance for your partner and each of your partner's children at group policy rates. Because there are tax consequences, associated with domestic partner coverage, we recommend you consult a tax advisor before electing this coverage.

YOU MAY VIEW AND PRINT A COPY OF THE DOMESTIC PARTNER GUIDE WITH THE DECLARATION OF DOMESTIC PARTNERSHIP FROM TAO. IN TAO, GO TO "BULLETIN BOARDS," SELECT "_HR_INFORMATION," AND THEN OPEN "DOMESTIC PARTNER GUIDE." IF YOU ARE UNABLE TO VIEW OR PRINT THESE MATERIALS, CALL THE ASSOCIATE SERVICE CENTER AT (877) 342-5272 TO HAVE A COPY SENT TO YOU.

OPEN ENROLLMENT PROCEDURES FOR CURRENT WELLPOINT OFFICERS

COMPREHENSIVE EXECUTIVE NONQUALIFIED RETIREMENT PLAN

As in prior years, you will make your Comprehensive Executive Nonqualified Retirement Plan elections by completing a FLEXExec enrollment form. Telephone and web enrollment are not available for the Comprehensive Executive Nonqualified Retirement Plan.

FLEXPOINT

Your FLEXPoint elections for 2001 will be in effect from January 1 through December 31, provided you remain eligible for benefits. Each year, during the Open Enrollment period, you have the opportunity to change your coverage for the following plan year.

As in prior years, Open Enrollment will be conducted through FLEXConnect. For your convenience, FLEXConnect will be available 7 days a week from October 16, 2000 through October 30, 2000.

When you call FLEXConnect or log on for Web enrollment to make changes, you must enter the security access code, as well as your Social Security number and the assigned Personal Identification Number (PIN). Your PIN is located on the Enrollment Worksheet. Using your PIN serves as both your signature and your authorization to process benefit changes.

Before you enroll, give careful consideration to the benefits you will need for the 2001 calendar year.

Unless you have a qualified mid-year change (see Mid-Year Changes on page 38), YOU MAY NOT MAKE ANY CHANGES to your enrollment selections until 2002.

IF YOU NEED TO MAKE CHANGES...

1. Review this FLEXPoint Enrollment Guide and select your benefit coverages. If you have specific questions about coverages, please contact the plan provider directly. Customer Service telephone numbers are listed in the Medical Comparison Chart (pages 13-16) and the Dental Comparison Chart (page 20).

2. Complete the Enrollment Worksheet before making changes for 2001. Your 2000 elections are highlighted for your reference.

3. Call FLEXConnect at (800) 231-8140 or log on to the enrollment website to make your 2001 benefit elections from October 16, 2000 through October 30, 2000.

4. You will receive a Confirmation Statement along with any necessary forms at the end of the Open Enrollment period. If you do not receive a confirmation statement by November 15, 2000, please contact the Associate Service Center immediately.

5. Check your Confirmation Statement CAREFULLY. If you need to make any changes or corrections, CALL OR LOG ON TO FLEXCONNECT BEFORE THE CLOSING DATE STATED ON YOUR CONFIRMATION STATEMENT.

A NEW WAY TO ENROLL - VIA THE WEB

During this open enrollment period, you can make FLEXPoint changes by phone, as you have in the past or via the World Wide Web. Simply type HPPT://HOME.WELLPOINT.COM from your browser at work to access the enrollment site from the WellPoint Intranet, or type HTTP://WWW.MY-BENEFITS.COM to access the site directly from the Internet. You will be asked to enter a security access code, as well as your Social Security number and PIN. The system will guide you through the process.

Important: After you scroll through and make the changes you want, you must click "Submit Now" at the bottom of the page. YOUR ELECTIONS ARE NOT FINAL UNTIL YOU CLICK THE "SUBMIT NOW" BUTTON AND THE SUMMARY OF THE ELECTIONS SCREEN APPEARS.

A FASTER WAY TO ENROLL--FLEXEXPRESS

FLEXExpress is a fast, easy-to-use option in FLEXConnect that allows you to keep your 2000 elections in 2001. If you choose FLEXExpress, the system will prompt you to enter Flexible Spending Account contribution amounts. All other benefit elections will remain the same.

IF YOU DO NOT CALL OR LOG ON TO FLEXCONNECT TO ENROLL

- If you don't call or log on to FLEXConnect, you will receive your 2000 benefit coverages (except for your Flexible Spending Accounts) at the new 2001 contribution levels.

- If you currently are enrolled in Prudent Buyer Dental in California and do not make an election, you will be enrolled in the WellPoint Enhanced Dental Plan.

- You will not participate in the Health Care or Dependent Day Care Flexible Spending Accounts. You MUST call FLEXConnect to authorize Health Care and Dependent Day Care Spending Account deductions for 2001.

                                  FLEXConnect

                     Log on at http://home.wellpoint.com or
                     --------------------------------------
                           http://www.my-benefits.com
                           --------------------------

                             or call (800) 231-8140

CONFIRMATION STATEMENTS

- A Confirmation Statement will be mailed to your home at the end of the enrollment period.

- You will receive any additional forms required, such as the Waiver of Coverage Form, HMO Enrollment Form for medical coverage, and the Evidence of Insurability Form for life insurance plans, with your Confirmation Statement. For coverage to be effective for 2001, all forms must be returned by January 15, 2001 to the Benefits Department (life insurance coverage will not be effective until Evidence of Insurability has been approved). We will provide an envelope for your convenience.

- Check your Confirmation Statement CAREFULLY. If you need to make any changes or corrections, or fix omissions, CALL OR LOG ON TO FLEXConnect DURING THE CHANGE WINDOW FROM NOVEMBER 13, 2000 THROUGH NOVEMBER 17, 2000. If dependents are missing from your Confirmation Statement, you must take immediate steps to correct your enrollment. You cannot make changes or corrections after November 17, 2000.

     IF YOU MAKE CHANGES DURING THE CHANGE WINDOW, YOU WILL RECEIVE A FINAL CONFIRMATION STATEMENT. IF YOU DON'T RECEIVE THE FINAL CONFIRMATION STATEMENT BY DECEMBER 14, 2000, PLEASE CONTACT THE ASSOCIATE SERVICE CENTER IMMEDIATELY. Keep your Confirmation Statement for your records.

DEDUCTIONS AND PAY PERIODS IN 2001

- There will be 26 pay periods in 2001. Your first benefit deductions for 2001 will begin with your January 5, 2001 paycheck. If you notice any errors or omissions on this paycheck, contact the Associate Service Center immediately. No corrections can be made after January 15, 2001.

QUESTIONS?

If you have any questions about your FLEXPoint options or procedures, contact the Associate Service Center. If you have specific medical or dental coverage questions, please call the Customer Service numbers listed in the Medical Comparison Chart (page 13) and the Dental Comparison Chart (page 20).

ENROLLMENT PROCEDURES FOR NEWLY-HIRED OFFICERS


COMPREHENSIVE EXECUTIVE NONQUALIFIED RETIREMENT PLAN

You will make your Comprehensive Executive Nonqualified Retirement Plan elections by completing the enclosed FLEXExec enrollment form. Telephone and web enrollment are not available for the Comprehensive Executive Nonqualified Retirement Plan.

FLEXPOINT

Before you enroll, give careful consideration to the benefits you will need for the 2001 calendar year. Unless you have a qualified mid-year change (see Mid-Year Changes on page 38), YOU MAY NOT MAKE ANY CHANGES to your enrollment selections until 2002.

Your enrollment will be conducted through FLEXConnect, both an automated voice response system where associates enter their benefit selections over the telephone, and a Web enrollment system. For your convenience, both systems will be available 24 hours a day, 7 days a week, during your enrollment period.

STEPS

1. Review this 2001 FLEXPoint Enrollment Guide and select your benefit coverages. To assist you in your provider selections, HMO and PPO directories are available at your local Human Resources office. If you have questions about medical or dental coverage, please contact the providers directly at the Customer Service phone numbers listed in the Medical Comparison Chart (pages 13-16) and Dental Comparison Chart (page 20).

2. Complete the Enrollment Worksheet and select your coverage levels prior to enrolling.

3. Call or log on to the FLEXConnect to make your 2001 benefits elections. You will have to enter a security access code, as well as your Social Security number and the assigned Personal Identification Number (PIN). Your PIN is located on the Enrollment Worksheet. Using your PIN serves as both your signature and your authorization to process benefit elections.

4. You will receive a Confirmation Statement after you complete your telephone or Web enrollment. If you do not receive a confirmation statement within two weeks of enrolling, contact the Associate Service Center.


DEFAULT COVERAGE--IF YOU DON'T ENROLL

If you do not make your elections within the time period indicated on your Enrollment Worksheet, you will be assigned default coverage AUTOMATICALLY. Default coverage provides minimal benefits for you only--not your dependents. With default coverage, you receive the following benefits:

- WellPoint Preferred PPO or WellPoint Group Medical, associate only coverage with $1,000 deductible

-    $50,000 in life insurance

- One times your benefit salary in Accidental Death and Dismemberment (AD&D) insurance

-    No Flexible Spending Account participation

If coverage is defaulted, you must wait until the next annual enrollment period to elect other coverage unless you qualify for a mid-year change that allows you to change some, but not all, coverages.

FLEXPOINT BENEFITS INFORMATION

YOUR MEDICAL COVERAGE

The medical options in FLEXPoint are designed to meet the needs of individuals with varying personal situations. Depending on where you live and work, you may be able to choose WellPoint Preferred--a preferred provider organization (PPO), a health maintenance organization (HMO) or WellPoint Group if you live where there is no PPO or HMO available. Your medical options are based on both your home address and your Company mail drop. Please carefully review provider directories (available at your local HR office) before making an election. In making your choice, it's important that you read and understand the benefits available to you, as well as the limitations and exclusions. The information in this Enrollment Guide is only a summary--refer to your Summary Plan Description for more information.

- Consider the way you now receive--or would like to receive--medical care, and identify your alternatives. HMOs generally require you to pay a small fee (copay) when you use network services and provide no benefits when you use a provider outside the network. With WellPoint Preferred, you also may have to satisfy a deductible and coinsurance. However, you may use a non-network provider if you are willing to share more of the cost.

- Also find out whether your current providers participate in an available HMO or PPO. If you're enrolling in an HMO and will be a new patient with a particular primary care physician, call the physician's office to determine whether he/she is accepting new patients.

SPECIAL CONSIDERATIONS

If you have coverage under another group medical plan, you have the option to waive your FLEXPoint medical coverage. If you waive medical coverage, you will be required to sign a Waiver of Coverage form certifying coverage with another group plan. For example, you may be covered under your spouse's plan. If so, you can waive coverage and receive a credit to use toward the cost of other benefits or as taxable income in your paycheck.

If you elect an HMO (for the first time), or add dependents to your HMO coverage, you MUST SUBMIT AN HMO ENROLLMENT FORM NO LATER THAN JANUARY 1, 2001 (OR THE EFFECTIVE DATE OF YOUR COVERAGE FOR 2001 NEW HIRES), or you will be assigned a provider.

If you have a qualified mid-year change (see page 38), you must notify the Associate Service Center within 31 days of the change.

CLAIMS PROCEDURES

If you choose WellPoint Preferred PPO, your provider will file claims for you and your covered dependents when you receive care in-network. For non-network providers or if you choose the WellPoint Group Plan, your provider may use a universal claim form and mail it to the claims address on your ID card. You can obtain a claim form by calling Customer Service at (800) 234-0111 or by downloading a claim form from MEMBER SERVICES at www.bluecrossca.com.

All WellPoint Preferred PPO and WellPoint Group claims should be mailed to:
WellPoint Health Networks Inc., P.O. Box 4109, Woodland Hills, California 91365,
Attn: Associate Claims Unit. Be sure to use a separate claim form for each patient and provider.


================================================================================

MEDICAL COMPARISON CHART

The Medical Comparison Chart has been designed to help you understand the differences between plans. Carefully review this information before making your benefit selection.

Note: You continue to be responsible for all copays, even after you reach the out-of-pocket maximum.

MEDICAL COMPARISON CHART

                                                              WELLPOINT PREFERRED (PPO)
-----------------------------------------------------------------------------------------------------------------------------------
Deductible(1)
                                     WP250                           WP500                          WP1000
INDIVIDUAL                            $250                            $500                          $1,000
FAMILY                                $750                          $1,500                          $3,000
-----------------------------------------------------------------------------------------------------------------------------------
OUT-OF-POCKET MAXIMUM(2)
                                     WP250                           WP500                          WP1000
                           Network          Non-Network     Network         Non-Network    Network          NetWork
INDIVIDUAL                  $2,500            $6,900         $3,500           $7,100        $4,500            $7,600
FAMILY                      $7,500           $20,700        $10,500          $21,300       $13,500           $22,800
-----------------------------------------------------------------------------------------------------------------------------------
                                          NETWORK PROVIDERS                                   NON-NETWORK PROVIDERS
-----------------------------------------------------------------------------------------------------------------------------------
HOSPITAL SERVICES(3)

INPATIENT                       80% after deductible (85% for WP 250)                   60% after deductible
OUTPATIENT                      80% after deductible (85% for WP 250)                   60% after deductible
SKILLED NURSING FACILITY        80% after deductible; limited to 100                    60% after deductibel, limited to 100
                                days/calender year (85% for WP 250)                     days/calendar year
-----------------------------------------------------------------------------------------------------------------------------------
PROFESSIONAL SERVICES
OFFICE VISITS                   WP 250                          $15 copay               60% after deductible
                                WP 500                          $20 copay               60% after deductible
                                WP 1000                         80% after deductible    60% after deductible
WELL BABY CARE:
- OFFICE VISITS                 WP 250                          $15 copay               60% after deductible
                                WP 500                          $20 copay               60% after deductible
                                WP 1000                         80% after deductible    60% after deductible
- IMMUNIZATIONS                                                 $0 copay                60% after deductible
ANNUAL ROUTINE EXAM
  ($300 MAXIMUM, INCLUDING
   WELL WOMAN EXAM)             100% covered (does not apply toward deductible)         60% after deductible
WELL WOMAN EXAMS:
  ($300 MAXIMUM, INCLUDED
   IN ANNUAL ROUTINE EXAM)
- OFFICE VISIT                  100% covered (does not apply toward deductible)         60% after deductible
- MAMMOGRAM                     100% covered (does not apply toward deductible)         60% after deductible
- PAP SMEAR                     100% covered (does not apply toward deductible)         60% after deductible
X-RAY AND LAB TESTS             80% after deductible (85% for WP 250)                   60% after deductible
-----------------------------------------------------------------------------------------------------------------------------------
EMERGENCY MEDICAL SERVICES
PROFESSIONAL SERVICES
(AT HOSPITAL)                   80% after deductible (85% for WP 250)                   80% after deductible
HOSPITAL EMERGENCY ROOM         80% after deductible (85% for WP 250)                   80% after deductible
-----------------------------------------------------------------------------------------------------------------------------------
MATERNITY

HOSPITAL                        80% after deductible
                                (85% for WP 250)                                        60% after deductible
OFFICE VISITS                   WP 250                          $15 copay               60% after deductible
                                WP 500                          $20 copay               60% after deductible
                                WP 100                          80% after deductible    60% after deductible
INFERTILITY DIAGNOSTIC
PROCEDURES                      80% after deductible (85% for WP 250)                   60% after deductible
-----------------------------------------------------------------------------------------------------------------------------------
MENTAL HEALTH CARE/
SUBSTANCE ABUSE
INPATIENT (UP TO 30 DAYS
 PER CALENDAR YEAR)             80% after deductible (85% for WP 250)                   60% after deductible

OUTPATIENT (50 VISIT MAXIMUM/
 CALENDAR YEAR)                 80% after deductible (85% for WP 250)                   60% after deductible
                                $50 maximum/visit                                       $40 maximum/visit

-----------------------------------------------------------------------------------------------------------------------------------
MISCELLANEOUS SERVICES
CHIROPRACTIC (26 VISIT          WP 250                          $15 COPAY               60% ($25 MAXIMUM/VISIT - AFTER
 MAXIMUM/CALENDAR YEAR)                                                                 deductible has been met)
                                WP 500                          $20 copay
                                WP 1000                         80% after deductible
ACUPUNCTURE (26 VISIT
 MAXIMUM/CALENDAR YEAR)         WP 250                          $15 copay               60% ($25 maximum/visit - after
                                                                                        deductible has been met)
                                WP 500                          $20 copay
                                WP 1000                         80% after deductible
PHYSICAL THERAPY/
PHYSICAL MEDICINE               80% after deductible (85% for WP 250)                   60% after deductible
ALLERGY TEST                    WP 250                          $15 copay               60% after deductible
                                WP 500                          $20 copay
                                WP 1000                         80% after deductible
ALLERGY TREATMENT               80% after deductible (85% for WP 250)                   60% after deductible
-----------------------------------------------------------------------------------------------------------------------------------
PRESCRIPTION DRUGS
                                $15 brand/$7 generic copay; 30-day supply               $15 brand/$7 generic copay; 30-day supply
                                $30 brand/$14 generic copay; 90-day supply mail order   $30 brand/$14 generic copay; 90-day
                                                                                        supply mail order
                                INFERTILITY DRUGS NOT COVERED                           INFERTILITY DRUGS NOT COVERED
-----------------------------------------------------------------------------------------------------------------------------------

CUSTOMER SERVICE NUMBER                                       (800) 234-0111

(1) Deductible - Deductible expenses applied to the forth quarter of the previous year will be carried over. Copay amounts do not apply toward the deductible.

(2) Satisfying the smaller in-network coinsurance and deductible will apply toward, but not satisfy, the larger out-of-network coinsurance and deductible, excluding any copays. Satisfying the larger out-of-network coinsurance and deductible will automatically satisfy the smaller in-network coinsurance and deductible, excluding any copays.

(3) Hospital Services - Pre-certification is required. You must initiate; failure to do so will result in a $250 additional deductible for medically necessary care. Under no circumstances are benefits payable for unnecessary care.

                                                                          BLUE CROSS HMO
                                    WELLPOINT GROUP(1)              (FORMERLY CALIFORNIACARE)         BLUE CROSS HEALTH CARE (GA)
-----------------------------------------------------------------------------------------------------------------------------------
DEDUCTIBLE                  DEDUCTIBLE(2)                          DEDUCTIBLE                          DEDUCTIBLE
INDIVIDUAL                      $250        $500    $1,000         There is no deductible;             There is no deductible; some
                                                                   some services require a copay       services require a copay
FAMILY                          $750      $1,500    $3,000         There is no deductible;             There is no deductible; some
                                                                   some services require a copay       services require a copay
-----------------------------------------------------------------------------------------------------------------------------------
OUT-OF-POCKET MAXIMUM       OUT-OF-POCKET MAXIMUM                  OUT-OF-POCKET MAXIMUM               OUT-OF-POCKET MAXIMUM
INDIVIDUAL                    $2,500      $3,500    $4,500         $1,500                              None

FAMILY                        $7,500     $10,500   $13,500         $3,000 (2 family members)            None
                                                                   $4,500 (3 or more family members)
-----------------------------------------------------------------------------------------------------------------------------------
HOSPITAL SERVICES           HOSPITAL SERVICES(3)                   HOSPITAL SERVICES                   HOSPITAL SERVICES
INPATIENT                   80% after deductible                   No charge                           No charge
OUTPATIENT                  80% after deductible                   No charge                           No charge
SKILLED NURSING FACILITY    80% after deductible                   No charge (up to 100 days per year) No charge
                            (limited to 100 days/calendar year)                                        (up to 30 days per year)
-----------------------------------------------------------------------------------------------------------------------------------
PROFESSIONAL SERVICES       PROFESSIONAL SERVICES                  PROFESSIONAL SERVICES              PROFESSIONAL SERVICES
OFFICE VISITS               80% after deductible                   $10 copay                          $10 copay


WELL BABY CARE:
- OFFICE VISITS             80% after deductible                   $10 copay                          $10 copay

- IMMUNIZATIONS             100% covered                           No charge                          No charge (office
                                                                                                      visit copay may apply)
ANNUAL ROUTINE EXAM         100% covered                           $10 copay                          $10 copay
  ($300 MAXIMUM,            (does not apply to deductible)
  INCLUDING WELL WOMAN EXAM)

WELL WOMAN EXAMS:
(INCLUDED IN ANNUAL ROUTINE EXAM)

- OFFICE VISIT              100% covered                           $10 copay                          $10 copay
                            (does not apply to deductible)
- MAMMOGRAM                 100% covered                           No charge                          $10 copay
                            (does not apply to deductible)
- PAP SMEAR                 100% covered                           No charge                          $10 copay
                            (does not apply to deductible)
X-RAY AND LAB TESTS         80% after deductible                   No charge                          No charge
-----------------------------------------------------------------------------------------------------------------------------------
EMERGENCY MEDICAL SERVICES  EMERGENCY MEDICAL SERVICES             EMERGENCY MEDICAL SERVICES         EMERGENCY MEDICAL SERVICES
PROFESSIONAL SERVICES       80% after deductible                   No charge                          No charge
 (AT HOSPITAL)
HOSPITAL EMERGENCY ROOM     80% after deductible                   $50 copay; waived if admitted      $100 copay, waived
                                                                                                       if admitted
-----------------------------------------------------------------------------------------------------------------------------------
MATERNITY                   MATERNITY                              MATERNITY                          MATERNITY
HOSPITAL                    80% after deductible                   No charge                          No charge
OFFICE VISITS               80% after deductible                   $10 copay                          $10 copay (first visit only)
INFERTILITY DIAGNOSTIC      80% after deductible                   50% (copay will not be applied     $10 copay (artificial
 PROCEDURES                                                        to out-of-pocket maximum)          insemination and in-vitro
                                                                                                      fertilization are excluded)
-----------------------------------------------------------------------------------------------------------------------------------
MENTAL HEALTH CARE/         MENTAL HEALTH CARE/                    MENTAL HEALTH CARE/                MENTAL HEALTH CARE/
 SUBSTANCE ABUSE             SUBSTANCE ABUSE                         SUBSTANCE ABUSE                    SUBSTANCE ABUSE
INPATIENT                   80% after deductible                   $100/day copay, up to 30 days      No charge, up to 30 visits
                            (up to 30 days per calendar year)      per year (copay will not be        per year, 6 day limit for
                                                                   applied to out-of-pocket           substance abuse
                                                                   maximum)

OUTPATIENT                  80% after deductible;                  $35 copay, up to 20 visits per     $25 copay; up to 20 visits
                            $50 maximum/visit                      year, when ordered by PCP          per year
                            (50 visit maximum/calendar year)       (psychoanalysis excluded)
-----------------------------------------------------------------------------------------------------------------------------------
MISCELLANEOUS SERVICES      MISCELLANEOUS SERVICES                 MISCELLANEOUS SERVICES             MISCELLANEOUS SERVICES
CHIROPRACTIC                80% after deductible (26 visit         Generally not covered; $10         Not covered
                            maximum/calendar yer)                  copay, when approved by PCP

ACUPUNCTURE                 80% after deductible (26 visit         Generally not covered; $10         Not covered
                            maximum/calendar year)                 copay, when approved by PCP

PHYSICAL THERAPY/           80% after deductible                   $10 copay, up to 60 visits         $10 copay, up to 20 visits
 PHYSICAL MEDICINE                                                 per year                           per year

ALLERGY TEST                80% after deductible                   $10 copay                          $10 copay

ALLERGY TREATMENT           80% after deductible                   $10 copay                          $10 copay
-----------------------------------------------------------------------------------------------------------------------------------
PRESCRIPTION DRUGS          PRESCRIPTION DRUGS                     PRESCRIPTION DRUGS                 PRESCRIPTION DRUGS
                            $15 brand/$7 generic copay;            $15 brand/$7 generic copay;        $20 brand/$10 generic copay;
                            30-day supply                          30-day supply                      30-day supply
                            $30 brand/$14 generic copay;           $30 brand/$14 generic copay;       $40 brand/$40 generic mail
                            90-day supply mail order               90-day supply                      order copay; 90-day supply
                                                                   INFERTILITY DRUGS NOT COVERED

-----------------------------------------------------------------------------------------------------------------------------------
CUSTOMER SERVICE NUMBER     (800) 234-0111                         (800) 234-0111 OR                  (800) 634-6642 OR
                                                                   www.bluecrossa.com                 www.bcbsga.com
                                                                                                      TDD:  (404) 842-8073

                            (1) This plan is for associates who
                                live in an area where neither
                                a PPO network nor an HMO network
                                is available.
                            (2) The deductible is included in the
                                out-of-pocket maximum.
                            (3) Hospital Services-- Pre-certification
                                is required. You must initiate; failure
                                to do so will result in a $250 additional deductible for medically necessary care. Under no circumstances are benefits payable for unnecessary care.

                                                                                                         BLUE CARE NETWORK
                                        UNICARE HMO (ILLINOIS)            HMO BLUE (MA)                   OF S.E. MICHIGAN
-----------------------------------------------------------------------------------------------------------------------------------
DEDUCTIBLE                          DEDUCTIBLE                      DEDUCTIBLE                      DEDUCTIBLE

INDIVIDUAL                          There is no deductible;         There is no deductible;         There is no deductible;
                                    some services require a copay   some services require a copay   some services require a copay
FAMILY                              There is no deductible;         There is no deductible;         There is no deductible;
                                    some services require a copay   some services require a copay   some services require a copay
-----------------------------------------------------------------------------------------------------------------------------------
OUT-OF-POCKET MAXIMUM               OUT-OF-POCKET MAXIMUM           OUT-OF-POCKET MAXIMUM           OUT-OF-POCKET MAXIMUM
INDIVIDUAL                          $1,500                          None                            None

FAMILY                              $3,000                          None                            None

-----------------------------------------------------------------------------------------------------------------------------------
HOSPITAL SERVICES                   HOSPITAL SERVICES               HOSPITAL SERVICES               HOSPITAL SERVICES
INPATIENT                           $250 room & board               No charge                       No charge
                                    copay per admission
OUTPATIENT                          No charge                       No charge                       No charge
SKILLED NURSING FACILITY            No charge (up to 60             No charge (up to 100            No charge (up to 45
                                    days per year)                  days per year)                  days per year)
-----------------------------------------------------------------------------------------------------------------------------------
PROFESSIONAL SERVICES               PROFESSIONAL SERVICES           PROFESSIONAL SERVICES           PROFESSIONAL SERVICES
OFFICE VISITS                       $10 copay                       $10 copay                       $10 copay

WELL BABY CARE:
- OFFICE VISITS                     $10 copay                       $10 copay                       $10 copay


- IMMUNIZATIONS                     No charge (office visit         No charge (office visit         No charge (office visit
                                    copay may apply)                copay may apply)                copay may apply)


ANNUAL ROUTINE EXAM                 $10 copay                       $10 copay                       $10 copay
($300 MAXIMUM, INCLUDING
WELL WOMAN EXAM)

WELL WOMAN EXAMS (INCLUDED
  IN ANNUAL ROUTINE EXAM BENEFIT):

- OFFICE VISIT                      $10 copay                       $10 copay                       $10 copay
- MAMMOGRAM                         $10 copay (if doctor's          No charge (office visit         No charge (office visit
                                    office visit)                   copay may apply)                copay may apply)
- PAP SMEAR                         $10 copay (if doctor's          No charge (office visit         No charge (office visit
                                    office visit)                   copay may apply)                copay may apply)
X-RAY AND LAB TESTS                 No charge                       No charge                       No charge (office visit
                                                                                                    copay may apply)
-----------------------------------------------------------------------------------------------------------------------------------
EMERGENCY MEDICAL SERVICES          EMERGENCY MEDICAL SERVICES      EMERGENCY MEDICAL SERVICES      EMERGENCY MEDICAL SERVICES
PROFESSIONAL SERVICES               No charge                       No charge                       No charge
 (AT HOSPITAL)
HOSPITAL EMERGENCY ROOM             $50 copay                       $25 copay                       $25 copay
-----------------------------------------------------------------------------------------------------------------------------------
MATERNITY                           MATERNITY                       MATERNITY                       MATERNITY
HOSPITAL                            No charge                       No charge                       No charge
OFFICE VISITS                       $10 copay (first visit only)    No charge                       $10 copay
INFERTILITY DIAGNOSTIC              No charge                       $10 per visit                   $10 copay for first visit,
 PROCEDURES                                                                                         then 50% of covered charges
-----------------------------------------------------------------------------------------------------------------------------------
MENTAL HEALTH CARE/                 MENTAL HEALTH CARE/             MENTAL HEALTH CARE/             MENTAL HEALTH CARE/
 SUBSTANCE ABUSE                    SUBSTANCE ABUSE                 SUBSTANCE ABUSE                 SUBSTANCE ABUSE
INPATIENT                           No charges; up to 30 days       No charge, up to 60 days        No charge, up to 30 days
                                    per year                        per year for mental health      per year for mental health
                                                                    care and up to 30 days per      care and 50% copay for
                                                                    year for substance abuse        detoxification
OUTPATIENT                          $20 copay, up to 20             20 visits per year ($10 copay   50% copay, up to 20 visits
                                    visits per year                 for visits 1-10; $15 copay      per year
                                                                    for visits 11-20)
-----------------------------------------------------------------------------------------------------------------------------------
MISCELLANEOUS SERVICES              MISCELLANEOUS SERVICES          MISCELLANEOUS SERVICES          MISCELLANEOUS SERVICES
CHIROPRACTIC                        Not covered                     Not covered                     Covered when referred by PCP

ACUPUNCTURE                         Not covered                     Not covered                     Not covered


PHYSICAL THERAPY/
 PHYSICAL MEDICINE                  $10 copay, up to 60             $10 copay, up to 60             $5 copay, up to 60 days
                                    visits per year                 visits per year
ALLERGY TEST                        No charge (office visit         $10 copay                       50% copay for testing
                                    copay may apply)

ALLERGY TREATMENT                   No charge (office visit         No charge                       $5 copay for injections
                                    copay may apply)                                                (office visit copay may apply)
-----------------------------------------------------------------------------------------------------------------------------------
PRESCRIPTION DRUGS                  PRESCRIPTION DRUGS              PRESCRIPTION DRUGS              PRESCRIPTION DRUGS
                                    $15 brand/$7 generic copay;     $10 brand/$5 generic copay      $5 copay - 30-day supply
                                    30-day supply                   (at HMO Blue-Participating
                                    $30 brand/$14 generic copay     pharmacies) - 30-day supply
                                    90 day supply, mail order       $10 brand/$5 generic mail
                                                                    order copay - 90 day supply
-----------------------------------------------------------------------------------------------------------------------------------
CUSTOMER SERVICE NUMBER             (800) 234-0111                  (800) 588-5509 OR               (800) 622-6667 OR
                                                                    www.bcbsma.com                  www.bcbsma.com
                                                                    TDD:  (800) 522-1254            TDD: (800) 257-9980

                                      15

                                                                                                          HMO BLUE CROSS
                                    BLUECARE HEALTH PLAN                  HEALTHKEEPERS                  (DALLAS/FT. WORTH)
                                      (CONNECTICUT)                        OF VIRGINIA               AND HMO BLUE TEXAS (HOUSTON)
-----------------------------------------------------------------------------------------------------------------------------------
DEDUCTIBLE                          DEDUCTIBLE                      DEDUCTIBLE                      DEDUCTIBLE

INDIVIDUAL                          There is no deductible;         There is no deductible;         There is no deductible;
                                    some services require a copay   some services require a copay   some services require a copay
FAMILY                              There is no deductible;         There is no deductible;         There is no deductible;
                                    some services require a copay   some services require a copay   some services require a copay
-----------------------------------------------------------------------------------------------------------------------------------
OUT-OF-POCKET MAXIMUM               OUT-OF-POCKET MAXIMUM           OUT-OF-POCKET MAXIMUM           OUT-OF-POCKET MAXIMUM
INDIVIDUAL                          None                            $1,500                          $1,000

FAMILY                              None                            $3,000                          $2,000

-----------------------------------------------------------------------------------------------------------------------------------
HOSPITAL SERVICES                   HOSPITAL SERVICES               HOSPITAL SERVICES               HOSPITAL SERVICES
INPATIENT                           No charge                       No charge                       No charge
OUTPATIENT                          No charge                       $50 copay                       No charge
SKILLED NURSING FACILITY            No charge (up to 90             No charge (up to 100            No charge (up to 60
                                    days per year)                  days per year)                  days per year)
-----------------------------------------------------------------------------------------------------------------------------------
PROFESSIONAL SERVICES               PROFESSIONAL SERVICES           PROFESSIONAL SERVICES           PROFESSIONAL SERVICES
OFFICE VISITS                       $5 copay                        $10 copay                       $10 copay

WELL BABY CARE:
- OFFICE VISITS                     No charge                       $10 copay                       $10 copay (under age 2)


- IMMUNIZATIONS                     No charge                       $10 copay                       No charge

ANNUAL ROUTINE EXAM                 No charge                       $10 copay (one physical        $10 copay
 ($300 MAXIMUM, INCLUDING                                           per year)
WELL WOMAN EXAM)

WELL WOMAN EXAMS
 (INCLUDED IN ANNUAL ROUTINE
 EXAM BENEFIT):

- OFFICE VISIT                      $5 copay                        $10 copay                       $10 copay
- MAMMOGRAM                         No charge (office visit         No charge (office visit         No charge (office visit
                                    copay may apply)                copay may apply)                copay may apply)
- PAP SMEAR                         No charge (office visit         No charge (office visit         No charge (office visit
                                    copay may apply)                copay may apply)                copay may apply)
X-RAY AND LAB TESTS                 No charge (office visit         $10 copay                       No charge
                                    copay may apply)
-----------------------------------------------------------------------------------------------------------------------------------
EMERGENCY MEDICAL SERVICES          EMERGENCY MEDICAL SERVICES      EMERGENCY MEDICAL SERVICES      EMERGENCY MEDICAL SERVICES
PROFESSIONAL SERVICES               No charge                       No charge                       No charge
 (AT HOSPITAL)
HOSPITAL EMERGENCY ROOM             $50 copay waived if admitted    No charge                       $100 copay
-----------------------------------------------------------------------------------------------------------------------------------
MATERNITY                           MATERNITY                       MATERNITY                       MATERNITY
HOSPITAL                            No charge                       No charge                       No charge
OFFICE VISITS                       $5 copay (first visit only)     No charge                       $10 copay for first visit only
INFERTILITY DIAGNOSTIC
 PROCEDURES                         $5 copay (only diagnostic       Not covered                     No charge
                                    covered)
-----------------------------------------------------------------------------------------------------------------------------------
MENTAL HEALTH CARE/                 MENTAL HEALTH CARE/             MENTAL HEALTH CARE/             MENTAL HEALTH CARE/
 SUBSTANCE ABUSE                    SUBSTANCE ABUSE                 SUBSTANCE ABUSE                 SUBSTANCE ABUSE
 INPATIENT                          No charge up to 60 days         No charge, up to 30 days        $50 copay per day, up to 30
                                    per year for mental health      per year/90 days per lifetime,  days per year, for mental
                                    and up to 45 days for           for mental health and           health; no charge, up to 3
                                    substance abuse                 substance abuse combined        treatments per lifetime, for
                                                                                                    substance abuse
OUTPATIENT                          $5 copay per visit;             $15 or $30 copay per            No charge, up to 20 visits
                                    40 visit maximum for            therapy session, up to          per year, for mental
                                    substance abuse                 20 visits per year, for         health; no charge, up to
                                                                    mental health and               3 treatments per lifetime,
                                                                    substance abuse combined        for substance abuse
-----------------------------------------------------------------------------------------------------------------------------------
MISCELLANEOUS SERVICES              MISCELLANEOUS SERVICES          MISCELLANEOUS SERVICES          MISCELLANEOUS SERVICES
CHIROPRACTIC                        $5 copay with PCP approval      Not covered                     $10 copay with PCP approval

ACUPUNCTURE                         Not covered                     Not covered                     Not covered


PHYSICAL THERAPY/                   $5 copay, up to 60              $10 copay, up to 90 days        $10 copay
 PHYSICAL MEDICINE                  visits per year                 from date of injury

ALLERGY TEST                        $5 copay                        $10 copay                       50% copay

ALLERGY TREATMENT                   No charge (office visit         $10 copay                       50% copay
                                    copay may apply)
-----------------------------------------------------------------------------------------------------------------------------------
PRESCRIPTION DRUGS                  PRESCRIPTION DRUGS              PRESCRIPTION DRUGS              PRESCRIPTION DRUGS
                                    $5 generic copay                $5 generic  $10 brand (with     $5 generic copay
                                    $15 brand copay (formulary)     generic equivalent)
                                    $25 brand copay                 $25 brand (without generic      $10 brand copay (formulatory)
                                    (non-formulating)                equivalent)
                                    $5/15 mail order copay          $10 mail order (generic)        $25 brand copay
                                                                    $20 brand mail order (with      (non-formulatory)
                                                                    generic equivalent)            $5/$10/25 mail order copay
                                                                    $50 brand mail order (without
                                                                    generic equivalent)
-----------------------------------------------------------------------------------------------------------------------------------
CUSTOMER SERVICE NUMBER             (800) 922-1742 IN CONN;          (800) 421-1880 OR              DALLAS/FT. WORTH:
                                    (800) 426-8531 ELSEWHERE         www.trigon.com                 (888) 558-2393
                                    OR www.bcbsct.com                TDD:  (800) 228-2909           HOUSTON:  (888) 882-2390
                                                                                                    OR www.bcbstx.com

PRE-CERTIFICATION

If you are covered under WellPoint Preferred PPO or the WellPoint Group Medical Plan and need care from a hospital (inpatient only), ambulatory surgical center (outpatient only), or a chemical dependency rehabilitation facility, you must obtain a pre-certification. This ensures you obtain the maximum benefits available under the Plan.

You must call for pre-certification THREE DAYS BEFORE YOUR SCHEDULED ADMISSION OR CARE. For an emergency admission, you must call within 48 hours after the start of the confinement. To obtain a pre-certification, call the toll-free phone number listed on your ID card. If treatment will be provided by a network physician, your physician may make the call for you, but you are responsible if this call does not occur.

Notes:

- IF A PRE-CERTIFICATION IS NOT OBTAINED, AN ADDITIONAL DEDUCTIBLE OF $250 WILL APPLY.

-    THE PLAN WILL NOT COVER SERVICES THAT ARE NOT DEEMED MEDICALLY NECESSARY.

REASONABLE AND CUSTOMARY CHARGES

The term "reasonable and customary" applies to the WellPoint Preferred PPO (if you use an out-of-network provider) and WellPoint Group Plans. If you are covered by an HMO, please contact the HMO directly for its definition of reasonable and customary.

At the time of service, the Claims Administrator determines whether or not the charges are reasonable and customary. Because of the changing nature of medicine, the definition of reasonable and customary charges may change over time.

With WellPoint Preferred PPO, you have the choice of receiving care from network providers, who accept lower negotiated rates, or from non-network providers.

MEDICALLY NECESSARY

The WellPoint Preferred PPO and WellPoint Group Plans cover expenses deemed "medically necessary". Medically necessary services or supplies must meet certain requirements established by the Claims Administrator. The fact that a doctor may prescribe, order, recommend or approve a service or supply does not, of itself, make it "medically necessary" or make the charge a covered expense, even if it has not been listed as an exclusion.

ADDITIONAL INFORMATION
ABOUT HMO COVERAGE

COVERAGE WHEN TRAVELING

As a member of a Blue Cross/Blue Shield HMO, you and your enrolled dependents are eligible for Away From Home Care benefits. These benefits cover urgent care, those not so serious illnesses that need medical attention, for you and your enrolled family members when traveling outside your HMO service area.

To access Away From Home Care, call the toll-free number printed on your ID card.

COVERAGE FOR TEMPORARY
RESIDENCY OUTSIDE OF CALIFORNIA

You can maintain your HMO benefits even when temporarily residing outside California with Guest Membership. It's available to long-term travelers for out-of-state work assignments, students and other enrolled family members who will be living away from home for three to six months.

To apply for Guest Membership, call Blue Cross HMO Customer Service to discuss your changing circumstances. If a participating HMO is available, you or your dependent will become a guest member of that HMO.

ADDITIONAL INFORMATION ABOUT ALL
FLEXPOINT MEDICAL OPTIONS

COORDINATION OF BENEFITS

If you have coverage under more than one group medical plan, benefits under the plans will be coordinated such that payments for both programs will be provided up to, but not in excess of, 100% of charges for actual covered services.

BINDING ARBITRATION

Any dispute between you and the Claims Administrator will be resolved by binding arbitration and not by lawsuit or resort to court process, except as applicable state laws provide for judicial review of arbitration proceedings or where prohibited by law.

QUESTIONS?

If you have specific benefit questions, please call the Customer Service number listed in the Medical Comparison Chart.

Your local Human Resources office can provide you with HMO or PPO directories.


HMOS AND DOMESTIC PARTNER COVERAGE
-------------------------------------------------------------------------------------------
Blue Cross HMO (formerly CaliforniaCare)        Domestic Partner Coverage Allowed
-------------------------------------------------------------------------------------------
UNICARE HMO (IL)                                Domestic Partner Coverage Allowed
-------------------------------------------------------------------------------------------
Blue Choice Healthcare (GA)                     No Domestic Partner Coverage
-------------------------------------------------------------------------------------------
HMO Blue (MA)                                   No Domestic Partner Coverage
-------------------------------------------------------------------------------------------
Blue Care Network of S.E. Michigan              Same Sex Domestic Partner Coverage Allowed
-------------------------------------------------------------------------------------------
BlueCare Health Plan (CT)                       Domestic Partner Coverage Allowed
-------------------------------------------------------------------------------------------
HealthKeepers of Virginia                       No Domestic Partner Coverage
-------------------------------------------------------------------------------------------
HMO Blue Cross (TX)                             No Domestic Partner Coverage
-------------------------------------------------------------------------------------------
HMO Blue Texas                                  No Domestic Partner Coverage
-------------------------------------------------------------------------------------------

YOUR DENTAL COVERAGE

FLEXPoint gives you a choice of dental options. In making your choice, consider how much you can afford to pay out of your own pocket toward dental expenses. Also, are there any procedures you know you or a family member will need in the upcoming year? Is orthodontic coverage necessary?

The information in this Enrollment Guide is only a summary - refer to your Summary Plan Description for more information.

IF YOU LIVE IN CALIFORNIA...

You may choose Dental Net, the WellPoint Standard Dental Plan or the WellPoint Enhanced Dental Plan. You also have the option to waive dental coverage.

DENTAL NET PLAN

If you elect this option, you receive care at negotiated rates. There are no deductibles or annual maximums unless you visit a Dental Net pediatric dentist. Othodontic coverage is included.

When you enroll in Dental Net, you and each covered dependent must select your own participating dental office. If you do not use a Dental Net provider, your dental services will not be covered. Dental Net provider directories are available from your local Human Resources office. The first time you need care, let your dentist know that you're a member of Dental Net. You may change your Dental Net provider by calling the Dental Net Customer Service number listed in the Dental Comparison Chart.

If you are currently receiving treatment for orthodontia, you cannot change to the WellPoint Enhanced Dental Plan to continue that treatment. (This excludes current Major Dental Plan participants.) You must be enrolled in the Enhanced Dental Plan at the beginning of orthodontic treatment for any expenses to be covered under this plan, unless you are currently enrolled in the Major Dental Plan.

IF YOU LIVE OUTSIDE OF CALIFORNIA...

You can choose the WellPoint Standard Dental Plan or WellPoint Enhanced Dental Plan.

WELLPOINT STANDARD
AND ENHANCED DENTAL PLANS

These new national plans replace the Basic Dental Plan, Major Dental Plan and Prudent Buyer Dental.*

The WellPoint Standard and Enhanced Dental Plans give you the choice to select virtually any licensed dentist, but if you choose a PPO participating dentist you take advantage of negotiated discounts. If you use a dentist who does not participate in the National Dental PPO plan network, you may pay more for dental care. For non-network providers, the maximum covered expense is the reasonable and customary (R&C) charge. You will be responsible for any billed charges that exceed R&C. If you use a network provider, the maximum covered expense is the negotiated rate. Network providers will not bill you more than the negotiated rate. Orthodontic coverage is available under the Enhanced Dental Plan.

You also have the option to waive dental coverage.

Associates can now benefit from the addition of a national PPO dental network. UNICARE dental provider listings are available on the Web enrollment site and at your local Human Resources office.

CLAIMS PROCEDURES

IF YOU USE A DENTAL NET OR PPO NETWORK PROVIDER, your provider will file claims for you and your covered dependents.

IF YOU USE A NON-NETWORK PROVIDER, you may be required to complete a dental claim form and mail it to WellPoint Health Networks Inc., P.O. Box 9066, Oxnard, California 93031-9066.

QUESTIONS?

If you have specific benefit questions you may call the Customer Service number listed in the Dental Comparison Chart below.

Your local Human Resources office can provide you with Dental Net or Dental PPO directories.

* California associates enrolled in the WellPoint Standard and Enhanced Dental Plans will receive in-network treatment through the Prudent Buyer Network.

DENTAL COMPARISON CHART
-------------------------------------------------------------------------------



                                IN CALIFORNIA                           NATIONAL (INCLUDING CALIFORNIA)
----------------------------------------------------------------------------------------------------------------
                               DENTAL NET                       STANDARD PLAN(1)          ENHANCED PLAN(1)
----------------------------------------------------------------------------------------------------------------
ANNUAL DEDUCTIBLE              None                             $50/individual            $50/individual
                                                                $150/family               $150/family
----------------------------------------------------------------------------------------------------------------
ANNUAL MAXIMUM                 $500/child for                   $1,000/individual         $2,000/individual
                               pediatric dentist only
----------------------------------------------------------------------------------------------------------------
DIAGNOSTIC/                    100%                             100% of covered           100% of covered
PREVENTIVE CARE                                                 expenses                  expenses
----------------------------------------------------------------------------------------------------------------
ORAL SURGERY                   100%                             80% after deductible      80% after deductible
----------------------------------------------------------------------------------------------------------------
RESTORATIVE CARE               100%                             80% after deductible      80% after deductible
----------------------------------------------------------------------------------------------------------------
EXTRACTIONS                    100%                             80% after deductible      80% after deductible
----------------------------------------------------------------------------------------------------------------
SURGICAL EXTRACTIONS           $25-$50 copay                    80% after deductible      80% after deductible
----------------------------------------------------------------------------------------------------------------
ENDODONTIC CARE                $60-$100 copay                   80% after deductible      80% after deductible
----------------------------------------------------------------------------------------------------------------
PERIODONTICS                   $9-$120 copay                    Not Covered               50% after deductible
----------------------------------------------------------------------------------------------------------------
CROWNS                         $85-$120 copay                   Not Covered               50% after deductible
----------------------------------------------------------------------------------------------------------------
BRIDGES                        $120 copay                       Not Covered               50% after deductible
----------------------------------------------------------------------------------------------------------------
PARTIAL DENTURES               $160 copay                       Not Covered               50% after deductible
----------------------------------------------------------------------------------------------------------------
COMPLETE DENTURES              $140 copay                       Not Covered               50% after deductible
----------------------------------------------------------------------------------------------------------------
ORTHODONTIA                    $1,850 copay for adults          Not Covered               50% with a $1,250
                               (age 18+) or $1,450 for                                    lifetime benefit/
                               children; treatment                                        individual
                               limited to 24 months(2)
----------------------------------------------------------------------------------------------------------------
CUSTOMER SERVICE               (800) 627-0004                   (800) 627-0004            (800) 627-0004
----------------------------------------------------------------------------------------------------------------

Note: Covered expenses are paid based on reasonable and customary charges. Charges in excess of reasonable and customary are your responsibility.

(1) If your dental provider anticipates the expense for any course of treatment to exceed $350, you should submit a benefit estimation form before treatment begins. This excludes Dental Net.

(2) You must obtain a written referral from Dental Net Customer Service before receiving treatment. Dental Net will not accept patients who are "banded" prior to the effective date of coverage. Extra fees may be charged for X-rays, models, retention, etc. over and above the copay.

YOUR VISION COVERAGE

If you elect vision coverage through Vision Service Plan (VSP), you have a choice of network or non-network providers each time you need eye care services or products. Vision coverage is optional. In making your election, think about how much you can afford to pay out of pocket for vision expenses in the coming year. Also consider whether you or a family member will need eyeglasses or contacts in the coming year.

Keep in mind that VSP is designed to cover medically necessary eye care. As a result, there are extra charges for the following:

- Blended lenses

- Oversize lenses

- Photochromatic or tinted lenses

- Frames that exceed the Plan allowance

VSP members have access to the Laser VisionCare Program, in which laser vision correction is available at a discounted fee. To learn more visit VSP's Laser VisionCare Program at www.vsp.com/lvc/html/index.htm.

You must pay your annual copayment the first time you receive services whether you use a VSP or non-VSP provider.

CLAIMS PROCEDURES

- If you use a VSP provider, he/she will confirm your eligibility and file claims for you and your covered dependents.

- If you use non-VSP providers, file a claim with VSP to receive your benefits. Claims should be mailed to: Vision Service Plan, P.O. Box 997100, Sacramento, California 95899-7100. You will be responsible for paying any charges above the limits shown in the chart below.

To obtain a list of VSP providers in your area, call (800) 622-7444 or visit www.vsp.com.

QUESTIONS?

If you have any questions about your vision coverage, please contact VSP directly at (800) 622-7444.

YOUR VISION BENEFITS AT A GLANCE

                                    VSP PROVIDERS                            NON-VSP PROVIDERS
----------------------------------------------------------------------------------------------------------------
YOUR ANNUAL COPAYMENT                     $25                                      $25
----------------------------------------------------------------------------------------------------------------
WHAT THE PLAN PAYS
----------------------------------------------------------------------------------------------------------------
Eye examinations                    100% after copay                            $40 maximum
  (once every 12 months)
----------------------------------------------------------------------------------------------------------------
Lenses (once every 12 months)
  Single                            100% after copay                            $40 maximum
  Bifocal                           100% after copay                            $60 maximum
  Trifocal                          100% after copay                            $80 maximum
  Lenticular                        100% after copay                            $125 maximum
----------------------------------------------------------------------------------------------------------------
Frames (once every 24 months)   100% up to a determined maximum                 $45 maximum
----------------------------------------------------------------------------------------------------------------
Contacts (including disposables)
  If medically necessary          100% with prior approval                up to $210, in lieu of other benefits
  If elective                   up to $105, in lieu of other benefits     up to $105, in lieu of other benefits
----------------------------------------------------------------------------------------------------------------

YOUR LIFE INSURANCE COVERAGE

This section describes the coverage available to you under the FLEXPoint life insurance plan.

As an Officer of WellPoint, you receive life insurance under the Group Universal Life policy (See FLEXExec on page 28). You should consider your level of FLEXPoint life insurance coverage in light of the Group Universal Life coverage you receive as an Officer.

BENEFIT SALARY

Benefits are based on your benefit salary, which is your annual base pay as of September 1, 2000 plus commissions or sales incentives paid from September 1, 1999 through August 31, 2000. For Officers hired on or after September 1, 2000, your benefit salary is your annual base pay excluding any commissions. Your benefit salary does not change mid-year with salary increases. It will be recalculated on September 1, 2001 for an effective date of January 1, 2002.

Life insurance benefits are rounded to the next higher multiple of $1,000 unless your salary is an even multiple of $1,000. For example, if your benefit salary is $29,300 and you elect one times your benefit salary, your coverage would be rounded up to $30,000. The MAXIMUM amount of your coverage cannot exceed $1,000,000.

Your benefit is reduced when you reach age 70 and again at age 75. If you become totally disabled prior to age 60, you will need to apply for a premium waiver. If approved, no premium payments will be required during the this period of disability.

You can choose from the following life insurance options:

- $50,000

- 1 times your benefit salary (WELLPOINT PROVIDES THIS LEVEL OF COVERAGE AT NO COST TO YOU.)

- 2 times your benefit salary

- 3 times your benefit salary

- 4 times your benefit salary

- Waive coverage

If you are on a leave of absence on January 1, 2001 and you elect to increase life coverage for 2001, that new coverage level will not take effect until you return from the leave and an Evidence of Insurability has been approved (if applicable).

We offer life insurance coverage when you first become eligible without an Evidence of Insurability form. Increasing your life insurance amount by more than one level during Open Enrollment requires an Evidence of Insurability form and is subject to approval by the Claims Administrator.

If, during open enrollment, you select a life insurance option that is two levels greater than your existing coverage, you will need to provide an Evidence of Insurability form. If approved, your increase in coverage and deductions will take effect on January 1, 2001 or the first of the month after insurance company approval is received, whichever is later. If your Evidence of Insurability form is not received by the Benefits Department by January 15, 2001, your request to increase coverage for 2001 will be denied automatically.

If your request is denied, your 2000 level of coverage will remain in effect for 2001 with the corresponding 2001 cost.

Life insurance greater than one times your benefit salary can be purchased only on an after-tax basis.

Life insurance coverage is a fully insured plan administered by BC Life & Health Insurance Company.

IMPUTED INCOME

The IRS Code states that employee group term life insurance benefits in excess of $50,000 and dependent life insurance may result in taxable income to the associate. This is known as "imputed income." Imputed income must be reported on your W-2 and is included as earnings in your paycheck. Imputed income is subject to federal, state and FICA taxes.

YOUR DEPENDENT LIFE INSURANCE COVERAGE

Dependent life insurance enables you to insure the lives of your spouse/domestic partner and eligible dependent child(ren).

If, during open enrollment, you add or increase your dependents' coverage, your dependents must complete an Evidence of Insurability form. When approved, the increase in coverage and deductions will take effect on January 1 or the first of the month after insurance company approval is received, whichever is later. If your request is denied, the current level of coverage will remain in effect for 2001 with the corresponding 2001 costs.

If you are on a leave of absence on January 1, 2001, and you elect to increase dependent life insurance for 2001, the new coverage level will not take effect until you return from the leave and an Evidence of Insurability has been approved.

The information in this Enrollment Guide is only a summary--refer to your Summary Plan Description for more information.

SPOUSE/DOMESTIC PARTNER LIFE INSURANCE

Spouse/domestic partner life insurance is based on your benefit salary (see page 22 for a definition of benefit salary), and the cost is based on your age as of January 1, 2001. Benefits are paid directly to you. This coverage cannot exceed the lesser of 50% of your life insurance amount or $125,000. Spouse/domestic partner coverage will be reduced when your life insurance is reduced--at age 70 and again at 75.

Spouse/domestic partner life insurance benefits are rounded down to a multiple of $1,000. For example, if your benefit salary was $29,300 and you elected spouse life of one times your benefit salary, your spouse's/domestic partner's coverage would be rounded down to $29,000.

You may choose from the following options for spouse/domestic partner life insurance:

- $5,000

- 50% of your benefit salary

- 1 times your benefit salary

- Waive coverage

CHILD LIFE INSURANCE

Child life insurance is a fixed amount depending on the age of your child(ren).

You have the following options for child life insurance, or you can waive coverage:

FOR EACH           OPTION 1       OPTION 2        OPTION 3
DEPENDENT CHILD    (1 UNIT)       (2 UNITS)       (5 UNITS)
-------------------------------------------------------------
Birth to age        $  500           $ 1,000          $ 2,500
14 days
-------------------------------------------------------------
14 days to six      $2,500           $ 5,000          $12,500
months of age
-------------------------------------------------------------
6 months            $5,000           $10,000          $25,000
through age 18
years of age (24 if
full-time student)
-------------------------------------------------------------

As with spouse/domestic partner life insurance, benefits are paid to you, and this coverage cannot exceed 50% of your life insurance amount. All of your eligible children and your domestic partner's children may be covered if you choose this benefit. If you do not elect to cover a child or if the child does not meet the Evidence of Insurability requirement, that child will not be covered.

You must notify the Associate Service Center when dependents no longer qualify for coverage (i.e. an ex-spouse after a divorce) or when they reach the limiting age of 19 (or 25 if a full-time student).

If both you and your spouse/domestic partner, or you and your child/parent, are employed at WellPoint, you may not elect multiple coverage under the same plans. For example, you cannot elect spouse/domestic partner life coverage if your spouse/domestic partner works for WellPoint and is enrolled in associate life insurance.

If you are on a leave of absence on January 1, 2001, any new elections or increases you make to dependent life will not take effect until you return from the leave and any applicable Evidences of Insurability have been approved.

YOUR ACCIDENTAL DEATH AND DISMEMBERMENT (AD&D) COVERAGE

Accidental death and dismemberment (AD&D) coverage protects you if you die or are dismembered as the result of an accident. The plan does not pay benefits if you die from natural causes. This benefit is designed to supplement your life insurance coverage and is a separate election. AD&D coverage is not available for dependents.

The information in this Enrollment Guide is only a summary--refer to your Certificate of Insurance for more information.

AD&D benefits are rounded to the next higher multiple of $1,000 unless your benefit salary is an even multiple of $1,000. For example, if your benefit salary is $29,300 and you elect one times your benefit salary, your coverage would be rounded up to $30,000.

You can choose from the following AD&D options (see page 22 for a definition of benefit salary):

- 1 times your benefit salary (WELLPOINT PROVIDES THIS LEVEL OF COVERAGE AT NO COST TO YOU.)

- 2 times your benefit salary

- 3 times your benefit salary

- 4 times your benefit salary

The maximum amount of AD&D coverage cannot exceed $1,000,000. You cannot waive AD&D coverage. You do not need to submit an Evidence of Insurability form if you increase your level of coverage during Open Enrollment.

The AD&D plan pays the full benefit amount to your beneficiary if you die in an accident. Your beneficiary will be the same as listed on your life insurance beneficiary form. The plan pays the full amount or a percentage of the full amount if you suffer a dismemberment as the result of an accident. The percentages vary by the seriousness of the injury--refer to the Certificate of Insurance.

If you are on a leave of absence on January 1, 2001, and you elect to increase AD&D coverage for 2001, the new coverage level will not take effect until you return from leave.

YOUR FLEXIBLE SPENDING ACCOUNTS

Flexible Spending Accounts provide an opportunity for you to save money on your out-of-pocket health care or dependent day care expenses throughout the year. you are not taxed on the money you contribute, nor on the reimbursements you receive.

TAX SAVINGS

For most associates who elect flexible spending accounts, the tax savings as much as 35 cents on the dollar-28 cents in federal income tax, plus any applicable state or local income tax. Your tax savings will be based on your actual tax circumstances.

HOW FLEXIBLE SPENDING ACCOUNTS WORK

You elect an annual amount of money to be deducted from your biweekly paychecks on a pretax basis. Based on your annual election, a prorated amount is subtracted from your paycheck each pay period. When you have an eligible expense, you file a claim and are reimbursed without paying taxes on this amount.

The full annual amount you elect to defer under the Health Care Spending is available on the effective date of your coverage. So, if you elect $1,000 for the year and have an eligible expense of $900 in January, you will be reimbursed the full $900 even though you have only accumulated $38.46 thus far. Contributions, however, will continue to be deducted for the remainder of the year. Under the Dependent Day Care Spending Accounts, you can be reimbursed only for the amount actually in your account at the time you submit the claim.

The amount you elect to contribute to your accounts over the course of the year is irrevocable. Once you make your election, you must continue to contribute at that amount until the end of the calendar year or termination of employment.

YOU HEALTH CARE SPENDING ACCOUNT

If you choose to participate, you decide how much to deposit in the Health Care Spending Account to pay for expenses for you and your dependents that are not covered by your medical, dental, and vision plans. For example, health plan deductibles and copayments, mileage and parking expenses while you're receiving health care, and contact lens solution are normally not reimbursed by your insurance plan. But they may be eligible for reimbursement under a Health Care Spending Account.

Some additional examples of eligible expenses are:

- Uninsured medical, dental, vision, and prescription drug expenses and copays.

- Chiropractic expenses.

- Hearing aids and batteries.

- Mental health expenses.

- Prescription glasses and sunglasses.

- Orthodontia expenses.

For a complete list of expenses eligible for reimbursement, please contact UniAccount at (888) 209-7976.

You have though March 31,2002 to file Health Care Spending Account claims for expenses incurred on or before December 31, 2001. If you terminate employments prior to December 31, 2001, your claims must be for expenses incurred on or before your termination with WellPoint.

Please note that you are eligible for reimbursement of domestic partner expenses only if your domestic partner (or child of the domestic partner) is you dependent for IRS purposes.

HOW MUCH CAN I ELECT?


                                   Minimum                         Maximum
                           Pay Period     Annually       Pay Period    Annually

Health Care Account             $10         $260           $192.31       $5,000
Dependent Day Care Account      $10         $260           $192.31       $5,000


(1) Married associates filing a separate tax return can only elect $2,500 per year. Married associated filing a joint return have a combined maximum of $5,000 per year from all available plans.

FOR PURPOSES OF THIS SECTION, "DEDUCTIONS" ARE SALARY REDUCTIONS USED TO PAY AN EQUIVALENT AMOUNT OF YOUR ELIGIBLE HEALTH CARE AND/OR DEPENDENT DAY CARE EXPENSES. ADDITIONALLY, ALTHOUGH THIS SECTION REFERS TO "YOUR ACCOUNTS," ALL THE DEDUCTIONS ARE HELD AS PART OF THE GENERAL ASSETS OF THE COMPANY.

You can participate in the Health Care Spending Account even if you waive medical coverage. Once you enroll in a spending account, you cannot change your election or contributions for the remainder of that calendar year. The only exception is if you have a qualified mid-year change (such as the birth of a child). Refer to the Mid-Year Changes section of this Enrollement Guide for more details.

As you consider participating in the Health Care Spending Account, think about the following:

- Do you anticipate any expenses not covered by your (or your spouse's) medical, dental, or vision care plans?

- Do you anticipate any large out-of-packet expenses such as orthodontics, crowns, hearing aids or the birth of a baby? Do you need eyeglasses, contact lenses, and/or prescription sunglasses?

YOUR DEPENDENT DAY CARE SPENDING ACCOUNT

You can participate in this account if you need dependent daycare services to enable you to work or, if you are married, for both you and your spouse/domestic partner, child or parent that is physically or mentally incapable of caring for himself or herself and spends at least eight hours per day in your home.

If you spouse/domestic partner (if also your dependent) does not work, your dependent daycare expenses may be reimbursable if your spouse/domestic partner is a full-time student or physically or mentally unable to provide care for himself or herself.

In general, any expense that qualifies for the Federal Dependent Care Tax Credit my be reimbursed. When filing your dependent daycare claims, you will need to submit the Tax Payer Identification Number or Social Security Number of the person or entity who provides care. You cannot participate in Dependent Day Care Spending Account and file for a Federal Dependent Care Tax Credit.

This account is for reimbursement of child/elder care expenses. IT DOES NOT PROVIDE REIMBURSEMENT FOR MEDICAL EXPENSES OF A SPOUSE/DOMESTIC PARTNER OR DEPENDENT (SEE "YOUR HEALTH CARE SPENDING ACCOUNT" ABOVE).

Note: According to IRS regulations, deductions by highly compensated Officers may be subject to limitations. You will be notified if you are affected by these limitations.

As you consider participating in the Dependent Day Care Spending Account, think about the following:

- Will you incur expenses from a licensed daycare center or nursery school?

- Will your child (ren) attend an eligible daytime summer camp or before-school or after-school activities?

- Would you save more money from the Federal Dependent Care Tax Credit?

- Do you have an aging dependent parent who may require care?

"USE IT OR LOSE IT" RULE

Under this rule, you must use the money in your health care and/or dependent day care account for eligible expenses you incur during the year in which the contributions are made.

You have until March 31 of the following year to request your reimbursement. If you terminate during the year, you can request reimbursement of the balance in your Dependent Day Care Account after you terminate if you incur an eligible expense any time during the calendar year, up to the amount you had withheld from your paycheck. Under the Health Care Account, if you terminate, you can only request reimbursement for expenses incurred through your termination date. See the COBRA section for continuing contributions.

If you have a balance left in your Flexible Spending Accounts after the deadline for requesting reimbursement, the IRS requires it to be forfeited. Any forfeited amounts are applied to the administration of the Flexible Spending Accounts.

HOW TO FILE A CLAIM

HEALTH CARE SPENDING ACCOUNT

If you are covered under the WellPoint Preferred PPO or WellPoint Group medical plan, or Standard or Enhanced Dental Plans, expenses which are only partially covered by your plan (s) are automatically processed under your Health Care Flexible Spending Account.

You must submit an FSA claim form for unreimbursed expenses if you do not elect medical and/or dental coverage if you do not elect medical and/or dental coverage from WellPoint and for unreimbursed expenses from an HMO or VSP (be sure to include an itemized statement from the provider of services or an explanation of benefits form).

DEPENDENT DAY CARE SPENDING ACCOUNT

To obtain reimbursement for qualifying dependent daycare expenses, you must submit an FSA claim form (be sure to include an itemized statement from the provider of services and tax identification number-statement from the provider).

CLAIM FORM

After you enroll, claim forms will be mailed to you. However, if you wish, you may obtain a claim form by calling (888) 209-7976 or, if you have access to TAO, you may print a copy from the TAO FSA bulletin board.

Mail claims to:  UniAccount
                 P.O. Box 4381
                 Woodland Hills, CA 91365-4381

Fax claims to:   (888) 234-4730

Reimbursements are mailed to your home 7-10 business days after we receiver the necessary paperwork for your claim.

You may view your UniAccount Flexible Spending Account balances and payment history via the Internet using the Blue Cross of California Member Services website. You may obtain a personal identification number for direct access at the site (http://www.bluecrossca.com/memberservices/).

QUESTIONS

If you question about enrolling in a Flexible Spending Account, contact the Associate Service Center. If you have questions about filing a claim or reimbursement, please contact UniAccount directly at (888) 209-7976 or by e-mail at UNIACCOUNT.FSA@WellPoint.com

FLEX EXEC
--------------------------------------------------------------------------------


WellPoint provides a number of benefit programs for its Officers. The following information briefly outlines your WellPoint benefits. The legal plan documents prevail in any conflict of interpretation, and the Company reserves the right to modify or terminate the programs at any time without notice.

In addition to the FlexPoint benefits, the Company provides the following benefits to Officers:

- Officer Physical Exams.

- Group Universal Life Insurance.

- Short-Term Disability.

- Long-Term Disability.

- Financial Planning Seminars.

- Comprehensive Executive Nonqualified Retirement Plan.

To enroll in the Comprehensive Executive Nonqualified Retirement Plan, you need to complete the enclosed FlexExec enrollment form and return it to Charles Thorburn in the WellPoint Compensation Department at 4553 La Tienda Drive, Thousand Oaks, CA 91362, Mail Stop T1-1C7.

OFFICER PHYSICAL EXAMS

In addition to your medical options under FlexPoint, Vice Presidents and above with at least one year of service participate in the Officer Physical Exam Program.

You are eligible to receive a physical exam at no cost to you according to this schedule:

YOUR AGE                                HOW OFTEN YOU CAN HAVE A PHYSICAL EXAM
44 and younger                                  Every 24 months
45 and older                                    Every 12 months


Any exceptions to this schedule must be recommended by a physician and approved by the Company.

WellPoint recommends two world-class medical centers for the physical exams:

o Cedars-Sinai Medical Center Executive Medical Services in Los Angeles.

o Scripps Center for Executive Health in La Jolla.

Both facilities offer comprehensive one-day program. The findings of your exam will remain confidential between you and your physician.

To make an appointment, call the medical center of you choice:

Cedars-Sinai Executive
Medical Services                                (310) 423-2374

Scripps Center for
Executive Health                                (858) 626-4460

GROUP UNIVERSAL LIFE INSURANCE

In addition to your life insurance options under FLEXPoint, the Company provides you with a supplemental life insurance benefit based upon our total compensation (September 1, 2000 base annual salary plus target management bonus).

- Vice Presidents                       2 times total
  and General Managers                  compensation

- Senior Vice Presidents                3 times total
  and above                             compensation

HOW DO I ENROLL IN THIS COVERAGE?

All current Officers who have completed an application for this coverage in the past are automatically covered. If the amount of coverage increases by more than 10% from the prior year due to an increase in total compensation, the insurance company may require an Officer to go through medical underwriting for the amount over 10% before providing the full coverage increase.

Newly-hired Officers will receive an application in the mail from MCG Northwest. Coverage will not take effect until the first of the month following receipt and acceptance of the application by the carrier.

HOW DOES UNIVERSAL LIFE INSURANCE WORK?

In addition to receiving a fixed life insurance benefit, you also have the opportunity to make additional premium payments to increase the amount of your insurance and/or make investments with the earnings accumulating on a tax-deffered basis.

WHAT IS THE COST OF THE BENEFIT?

The Company pays the entire cost of this life insurance benefit. Your only cost will be the income tax on the premium paid for the coverage.

WHAT HAPPENS AT TERMINATION?

You will receive an individual policy, which can be continued by paying the premium contributions or surrendered for the cash value, if any.

WHO DO I CONTACT FOR ADDITIONAL INFORMATION?

Contact Rick Davenport at (925) 253-0800 with any questions concerning your Group Universal Life Insurance policy.

YOUR DISABILITY COVERAGE

Short-term disability (STD) and long-term disability (LTD) work together to provide you with income if you become disabled by illness or injury and are unable to work. Officers are automatically enrolled in these plans.

SHORT-TERM DISABILITY

In the event you are disabled and unable to perform all the essential duties of your job, the Company will continue your base annual salary for up to 26 weeks. All disabilities are subject to review. This benefit payment will be reduced by any benefits payable under Workers' Compensation and/or any other state or federal disability benefits you are eligible to receive.

Benefits received under this program are considered taxable income.

LONG-TERM DISABILITY

If you are disabled longer than 26 weeks, you may be eligible for a Long-Term Disability benefit based upon your total compensation (September, 1 2000 benefit salary (see page 22 for definition) plus 2000 target management bonus).

Your disability benefits will be subject to pre-existing condition limitations. No benefits will be payable during the first 12 consecutive months of coverage if you become disabled as the result of a condition for which treatment was rendered, prescribed or recommended within three months immediately preceding the date your benefit option became effective.

AMOUNT OF BENEFIT

- Vice Presidents                       60% of Compensation
  and General Managers

- Senior and Executive                  70% of Compensation
  Vice Presidents

WHAT IS THE COST OF THIS BENEFIT?

The Company pays the entire cost of this coverage. As such, if you receive any LTD benefits, they are fully taxable.

WHAT HAPPENS AT TERMINATION/RETIREMENT?

Coverage ceases and cannot be continued or converted.

FINANCIAL PLANNING SEMINARS

The Company provides periodic seminars to discuss such topics as financial planning, retirement planning, stock ownership guidelines, income tax, etc.

COMPREHENSIVE EXECUTIVE
NONQUALIFIED RETIREMENT PLAN


This Plan provides Officers with an opportunity to defer a portion of their compensation for retirement or other future needs. The Plan also provides an opportunity to recover Company contributions lost due to the IRS limits.

ELIGIBILITY

An Officer of the Company whose base annual salary plus target management bonus exceeds $125,000 per year is eligible to participate in the Plan. Generally, deferral elections must be made before the calendar year in which the compensation is earned and cannot be changed until the next calendar year. Associates promoted to an Officer position or newly hired Officers may elect within 30 days to participate in the Plan for the remaining portion of the calendar year.

DEFERRAL ELECTIONS

There are five basic components to the Plan.

1. SUPPLEMENTAL 401(k) DEFERRAL

This component allows you to receive a Company match on eligible compensation when you are not receiving a match under a qualified 401(k) plan.

This component works in two ways:

- It replaces deferrals lost due to IRS limits on contributions to the 401(k) plan. For 2001, the IRS limits eligible 401(k) compensation to $170,000 with the maximum contribution of $10,500. You may defer up to 6% of your compensation earned after reaching $170,000 or after deferring $10,500 into the 401(k) plan, whichever occurs first.

- It allows newly hired Officers to receive a matching contribution during their first year of service. Newly hired Officers may defer up to 6% of compensation earned before becoming eligible for the 401(k) match. PLEASE NOTE: NEWLY HIRED OFFICERS WHO ELECT TO DEFER UNDER THIS COMPONENT NEED TO ENROLL IN THE 401(k) PLAN WITH VANGUARD WHEN THE REACH ONE YEAR OF SERVICE IN ORDER TO CONTINUE THEIR CONTRIBUTIONS AND RECEIVE THE COMPANY MATCH.

2. SALARY DEFERRAL

This component allows you to defer up to 60% of your base salary.

For example:

                                            BEFORE             AFTER
                                        MARCH INCREASE    MARCH INCREASE
BASE SALARY                             $140,000          $147,000

BASE SALARY DEFERRAL ELECTION                 20%               20%

ANNUAL DEFERRAL                          $28,000           $29,400
                                   divided by 26     divided by 26

AMOUNT DEFERRED                        $1,076.92          1,130.77
PER PAY PERIOD


Using the above example, before the March increase, you may elect to defer between 1%-60% of $140,000. The deferral will take place on a per-pay-period basis and will reflect the base salary paid during that pay period. If you elected to defer 20% of the $140,000, you would defer to $1,076.92 per pay period. Additionally, if you were to receive a 5% salary increase in March, bringing your base salary to $147,000, your deferral would increase to $1,130.77 per pay period ($29,400 divided by 26 = $1,130.77).

3. BONUS DEFERRAL

This component allows you to defer all or a portion (1%-100%) of your management bonus. This election is for the management bonus that will be EARNED IN THE NEXT CALENDAR YEAR, BUT NOT PAID UNTIL THE FOLLOWING YEAR.

4. CAR ALLOWANCE

This component allows you to defer your car allowance.

                                                        Annual*

- Vice Presidents and                                   $4,800
  General Managers

- Senior Vice Presidents                                $7,200

- Executive Vice                                        $9,600
  Presidents and above

You may elect to defer all of this amount. If you do not defer your car allowance, you will receive it as taxable income each pay period over the calendar year.

You may also elect to be paid for mileage in lieu of the set dollar car allowance.

*Prorated for new Officers hired mid-year

5. SUPPLEMENTAL PENSION DEFERRAL

This component replaces deferrals lost due to IRS limits on contributions to the Pension Accumulation Plan. The Company will automatically contribute 3%, 4% or 5% (based on service) of your earnings in excess of $170,000 per year. THERE IS NO ELECTION NECESSARY. This component has a vesting feature identical to the Pension Accumulation Plan: if you leave prior to completing five years of credited service, no benefit is payable.

PLAN OPTIONS

Once you decide to make deferral elections under the Comprehensive Executive Nonqualified Retirement Plan, you have a number of options, which are summarized below.

INVESTMENT FUNDS

Money deferred under the five components of this Plan is invested in an account with Vanguard. The same 11 Vanguard funds offered in the WellPoint 401(k) Retirement Savings Plan are available for your nonqualified deferrals in this Plan. New participants must make investment elections on the enclosed enrollment form. Current participants can change their investment allocation for new contributions or for existing balances by calling Vanguard at (800)523-1188.

DISTRIBUTION OF BENEFITS

Officers currently enrolled in this Plan have made payment elections for their Nonqualified Retirement Plan accounts which are on file with the Company. If you are enrolling for the first time, you must elect the timing of when to receive the deferral account balance and what form of payment you want to receive. Please complete and submit the Distribution and Beneficiary Election Form. Note that the distribution date is the day the distribution processing begins and not the day you will receive funds.

The timing options are:

- Termination/retirement date

- Date of death

- A specific date (must be at least 12 months from date of election and not later than your 65th birthday)

- The earliest of your termination/retirement date, date of death or specific date

- Other: this option is used when you elect to receive the distribution at different intervals (e.g. $25,000 on 7/1/2001, with the balance at retirement or one year after termination/retirement).

The payment options are:

- Lump sum

- Annual installments not to exceed 15

- Other: this option is used if you want a combination of the above (e.g. $25,000 in a lump sum with the balance in 10 annual installments).

DISTRIBUTION PROCESSING

The Company will begin processing your distribution on the date specified in your distribution election. Investments must be sold, money transferred to the trustee, and a check generated by the trustee must be processed by WellPoint. Please allow a minimum of 2 weeks after your distribution date to receive your funds.

CHANGING YOUR DISTRIBUTION ELECTION

You may change an existing distribution election by submitting a written request at least 12 months BEFORE you are originally scheduled to receive the distribution. The new election date must be at least 12 months after the date we receive your new election form. Please contact Charles Thorburn in the WellPoint Compensation Department for a new form.

ACCELERATED DISTRIBUTIONS

- HARDSHIP WITHDRAWAL: If you have an immediate and heavy financial need and have no other resources reasonably available to you, you may request a hardship withdrawal. The 401(k) provisions regarding hardship withdrawal will be applied. The amount is limited to the portion of your account attributable to your salary, management bonus and supplemental 401(k) deferrals.

-FORFEITURE: Absent a demonstration of immediate and heavy financial need, you may elect to receive 85% of your entire vested account in an early distribution at any time upon 30 days written request. The remaining 15% will be forfeited. If you elect to receive a forfeiture distribution, your participation in the Plan will be suspended and you may not again participate in the plan until the Plan Year that is at least 12 months following the Plan Year in which such distribution occurred.

WITHHOLDING

The Company will deduct amounts required by law to be withheld for taxes with respect to benefits under this Plan.

BENEFICIARY ELECTION

Officers currently enrolled in this Plan have a beneficiary election on file. New enrollees must make a beneficiary election. Your beneficiary election may be changed at any time.

SUSPENSION OR YOUR SALARY, BONUS
AND CAR ALLOWANCE DEFERRAL ELECTIONS

You may suspend your election for the salary, bonus and car allowance deferral portions of the Plan. You will be eligible to elect deferrals again for the calendar year following 12 months of suspension.

For the bonus deferral, a suspension will affect multiple bonuses: any bonus deferral that has already been elected and the bonus deferral that would be elected within 12 months of suspension.

SUSPENSION OF YOUR
SUPPLEMENTAL 401(k) DEFERRAL

You may separately suspend your election for the supplemental 401(k) deferral. You will be eligible to elect deferrals again for the calendar year following 12 months of suspension.

YOUR BALANCED LIFE BENEFITS

WellPoint knows that you want a career, but you also want balance with your personal life. For this reason, the Company provides a wide range of benefit programs to assist you in balancing your life and career.

The following information briefly outlines some of these current benefits. Please refer to your Associate Handbook for more details. The legal plan documents are controlling in any conflict of interpretation, and the Company reserves the right to modify or terminate the programs at any time without notice.

EMPLOYEE ASSISTANCE AND WORK/LIFE PROGRAM

WellPoint offers an Employee Assistance and Work/Life Program to help you find solutions to the problems and difficulties of daily life. WellPoint offers its Employee Assistance Program (EAP) free of cost, through WellPoint Behavioral Health (WBH). This program is available to all associates from date of hire.

The EAP provides confidential, professional assistance when personal problems affect your life and work. EAP counseling and referral services can assist you with emotional difficulties, relationship issues, family concerns, alcohol and drug abuse, and financial and legal concerns. Associates and eligible family members (including domestic partners and their children) may receive up to six sessions per incident.

In addition to offering confidential counseling, the program is designed to help you make the right decisions about your dependent care needs. Work/Life benefits include resources and referrals for child care needs and elder care needs offered through Harris Rothenberg International (HRI). Counselors can be reached through your EAP toll-free number.

EAP professionals are available 24 hours a day, 7 days a week. For assistance, call the EAP at (888) 777-6665.

MEDCALL

MedCall is a 24-hour, 7-day a week nurse line. There is no cost for using this service. All associates and their families have access to nurse counselors who can provide a variety of information including:

- Assistance in determining if you need to see a doctor,

- What level of care would be the most appropriate (e.g. hospital vs. urgent care facility),

- Information on various health conditions and diagnoses,

- Information on medical procedures,

- Information on various support groups, medications and possible side effects, and

- General health information.

MedCall also provides guidance regarding questions you should ask your provider and access to an audio library of over 200 health-related topics. MedCall can be reached at (888) 629-4000. Your custom MedCall ID # is 1005.

TUITION ASSISTANCE

WellPoint encourages you to increase your knowledge and develop your career through continuing education. All active, full-time regular associates who complete six months of service are eligible to request tuition assistance. Classes must begin after the 6-month waiting period. This program is administered through the Benefits Department of Human Resources. To participate in the program, applications for tuition reimbursement must be approved by the Benefits Department prior to enrolling in any course. The benefit is 75% of tuition and related expenses up to a $3,000 maximum per calendar year. This benefit may be reduced by any grants or scholarships you receive. (Per IRS rules, reimbursement for undergraduate courses is not included in income, but graduate level course reimbursement is taxable income.)

Academic courses and degree programs either must be related to a currently held job or to a position at the Company for which you are preparing to qualify. Courses must be taken at a regionally accredited institution. Upon successful completion of the course (a "C" grade or better for undergraduate courses and a "B" grade or better for graduate courses--or "pass" where the course is "pass/fail"), you will be reimbursed for registration, tuition, laboratory fees and books. Requests for reimbursement must be completed within 90 days of completing the course. Tuition assistance applications are available at your local Human Resources office.

WORK ON WELLNESS (WOW)

Practicing a healthy lifestyle cuts down on stress and reduces the likelihood of illness and injury. To support this philosophy, the Company offers Work On Wellness (WOW) to all active, regular full-time associates following six months of active employment. WOW provides reimbursement for individual membership dues in a recognized health club, smoking cessation program or weight management program, up to a maximum of $35 per month. Reimbursement is taxable income and is treated as "other" income and reported on your W-2 form. Reimbursement is made quarterly through your paycheck.

You must submit a WOW reimbursement form to Human Resources within 30 days of the close of the calendar quarter for which you are requesting reimbursement. You may print a copy of the WOW form from HR Information on TAO. These forms are also available at your local Human Resources office.

TIME OFF

Time off includes Company holidays, floating holidays, vacation, sick time and leaves of absence.

HOLIDAYS

WellPoint provides eligible Officers 10 paid Company holidays each year. The scheduled days vary somewhat each year because holidays fall on different days of the week from one year to the next. The Company holiday schedule for 2001 is in the Associate Handbook.

VACATION

The Officers' vacation accrual schedule is located in the Associate Handbook.

SICK TIME

Eligible WellPoint Officers accrue up to 8 paid sick days per year. Sick time may be used for your or your immediate family member's (child, parent, spouse/partner) illness or doctor or dental appointments. Sick time accrues throughout your employment up to a maximum of 30 days, and may be used as soon as it accrues.

LEAVES OF ABSENCE

The Company provides different leave plans to accommodate associates when certain situations arise that would temporarily make working unduly burdensome. The Plans include Medical/Pregnancy Disability Leave, Family Care/Bonding Leave, Military Leave and Personal Leave. The Company administers leaves of absence in accordance with the Family Medical Leave Act, the Americans with Disabilities Act, and all other federal and state laws governing leaves of absence. The plans are discussed in detail in your Associate Handbook.

YOUR FINANCIAL FUTURE AND RETIREMENT BENEFITS

PENSION ACCUMULATION PLAN

On the January 1 or July 1 following one year of service and reaching age 21, you automatically participate in the Pension Accumulation Plan. Benefits under the Plan are fully paid by the Company and are based on earnings and length of service. For new Officers, the Company contribution is generally 3% of eligible earnings for less than 10 years of service; 4% of earnings during years 10 through 19; and 5% of earnings for any years of service after 20. Officers who complete five years of credited service are fully vested. There is no partial vesting for less than five years of service. Statements will be mailed to your home address on an annual basis.

WELLPOINT 401(k)
RETIREMENT SAVINGS PLAN

WellPoint's 401(k) Retirement Savings Plan is a retirement plan designed to help you save for long-term financial goals, especially retirement. You contribute to the Plan through automatic payroll deductions and benefit from special tax advantages.

CONTRIBUTIONS

You may start contributions on the first of the month following one month of completed service. An enrollment package will be mailed to your home from Vanguard, our plan trustee. Please refer to the enrollment material, Summary Plan Description/Prospectus and plan document for a description of this Plan and before making any decision to participate in the Plan.

Contributions are made on a pretax basis and are based on your eligible compensation. You can contribute between 2% and 15% of your eligible compensation. Following is a list of limitations on your contributions:

- Officers who earn more than $80,000 are considered by the IRS to be highly compensated. This limit will be adjusted periodically by the IRS. This plan currently limits highly compensated Officers to a maximum contribution of 8% of eligible compensation and may be adjusted as necessary.

- The IRS limits pretax contributions to an annual limit of $10,500 in 2001. This limit will be adjusted periodically by the IRS.

- You may continue your contributions, subject to the $10,500 limit, until your eligible earnings reach $170,000, or as adjusted by the IRS.

COMPANY MATCH

Generally, after one year of employment, the Company matches a portion of your eligible contributions. Beginning with the pay period in which you reach one year of employment, the Company will generally match 75% on the first 6% of your eligible earnings contributed to the plan. One-third of the Company match will be invested in the WellPoint Common Stock Fund. You determine the investment direction for the rest of the Company match. In order to maximize the Company match, you must contribute 6% to the Plan.

EXAMPLE:

ELIGIBLE COMPENSATION:             $400

CONTRIBUTION OF 6%:                $ 24

COMPANY MATCH OF 4 1/2%            $ 18
(75% OF 6%)                  ($6 INVESTED IN WELLPOINT
                             COMMON STOCK; $12 YOU
                             CHOOSE HOW TO INVEST)

VESTING

You are 100% vested in pretax contributions as well as the Company matching contributions. So, when you retire or terminate employment, you may receive all the assets in your Plan account. The portion of the Company match directed to the WellPoint Common Stock Fund must be maintained in that fund for the period specified in the Plan.

INVESTMENT CHOICES

When you enroll in the Plan, you choose how to invest your contributions. There are many investment choices available. You may change your fund selection or transfer contributions between funds daily by calling Vanguard's VOICE Network at (800) 523-1188, 24 hours a day or by visiting Vanguard's web site at WWW.VANGUARD.COM. If you prefer, a Vanguard associate can assist you with investment changes during normal business hours (M-F from 8:30 a.m. to 9 p.m. Eastern Time). To access your account, you must have your Social Security number and your assigned Personal Identification Number (PIN).

ACCESS TO YOUR SAVINGS

The Plan is designed to encourage long-term savings, but you may access money from the Plan under certain circumstances. The Plan offers loans and hardship withdrawals. Please see your enrollment materials or the Summary Plan Description/Prospectus for details.

EMPLOYEE STOCK PURCHASE PLAN

You may enroll in the Employee Stock Purchase Plan if you are employed on the day preceding the first day of the offering period. Enrollment is twice a year-- in December, reflecting the January to June offering period, and in June, reflecting the July to December offering period. At the end of each offering period, your contributions are used to purchase WellPoint Common Stock at a rate discounted from the market price at the time of purchase.

Shares are purchased at 85% of the lower of the Company stock price on the first day of the offering period or on the last day of the offering period.

You may choose to keep or sell your shares and are responsible for brokerage fees, capital gains and any other costs associated with the sale.

You should refer to the Summary Plan Description/Prospectus for a complete description of the Plan before making a decision to participate.

MID-YEAR CHANGES

Generally, you will not be able to change your FLEXPoint elections until the next open enrollment period. However, IRS rules and the plans allow you to change your elections during the year if you have a qualified mid-year change.

QUALIFIED MID-YEAR CHANGES

Examples of qualified mid-year changes for which you can change your benefits during the year include:

- Marriage, change in domestic partner status, divorce, legal separation or annulment

-    Birth or adoption of a child, or a change in a child custody arrangement

-    Death of your spouse/domestic partner or dependent

-    A change in your spouse's/domestic partner's/dependent's employment status

- A significant change in your spouse's/domestic partner's/dependent's employer's health care coverage, not including open enrollment

- A change in a dependent's eligibility status because of marriage, age, or loss of dependent status for federal tax purposes

-    A change in the cost of your dependent daycare

-    Unpaid leaves of absence

The coverage change must be consistent with the qualifying event.

If a qualified mid-year change occurs, it is your responsibility to contact the Associate Service Center within 31 days of the qualifying event. After you report the event to the Associate Service Center, you will receive an enrollment worksheet for your use in making changes to your benefits. Failure to act promptly could result in not having coverage for which you or your dependents would otherwise be eligible.

Continuing coverage for a dependent who is no longer eligible (i.e. divorce, termination of domestic partnership, a dependent child reaching the maximum age, etc.), is a violation of Company policy and subject to disciplinary action up to and including termination of employment. WellPoint pays for a portion of coverage for these individuals. You may be liable for premiums and all expenditures including, but not limited to, claims costs and any fees necessary to be reimbursed for any paid claims, as well as legal fees.

If you move to an area where an HMO, Dental Net or a PPO is not available, you must change your option to one that is available in your new location. However, no other benefit changes will be allowed.

The chart on the following pages shows the changes you can make during the year.

QUALIFIED MID-YEAR CHANGES

EVENT                            ELECTION CHANGES YOU CAN MAKE                      COVERAGE/CHANGE
                                 WITHIN 31 DAYS OF THE EVENT                        EFFECTIVE DATE      DOCUMENTATION REQUIRED
-----------------------------------------------------------------------------------------------------------------------------------
You get married or declare
a domestic partnership           -  Enroll yourself, spouse/partner and dependent   Date of the event   Copy of marriage certificate
                                    children in Medical, Dental and/or Vision (may                      or Declaration of Domestic
                                    not change existing plans)                                          Partnership
                                 -  Cancel Medical, Dental and/or Vision for
                                    yourself and dependent children if you are
                                    electing coverage under your new spouse's/
                                    partner's plan
                                 -  Add Spouse/Partner Life
                                 -  Enroll in/increase Health Care Spending
                                    Account
                                 -  Enroll in/cancel/change amount of
                                    contribution to Dependent Day Care Spending
                                    Account
-----------------------------------------------------------------------------------------------------------------------------------
You get divorced, legally        -  Enroll yourself and dependent children in       Date of the event   Copy of court documents
separated, have your marriage       Medical, Dental and/or Vision if you and your                       or Declaration of
annulled, or terminate your         dependent children lose coverage under your                         Termination of Domestic
domestic partnership*               former spouse's/partner's plan(s)                                   Partnership
                                 -  Required to cancel spouse/partner in Medical,
                                    Dental and Vision (COBRA coverage will be
                                    available for your spouse)
                                 -  Required to cancel Spouse/Partner Life and
                                    Child Life for stepchildren
                                 -  Enroll in/change contribution to Heath Care
                                    Spending Account
                                 -  Enroll in/cancel/change amount of
                                    contribution to Dependent Day Care Spending
                                    Account
-----------------------------------------------------------------------------------------------------------------------------------
You and/or your domestic         -  Enroll yourself, spouse/partner and dependent   Date of the event   Copy of birth certificate
partner gain a dependent            children in Medical, Dental and/or Vision                           from hospital, copy of
child through birth, adoption    -  Add new dependent child to existing Child                           adoption papers, or copy
or placement for adoption, or       Life coverage or enroll an only child                               of court documents for legal
gain legal custody               -  Enroll in/increase Health Care Spending                             custody
                                    Accounts
                                 -  Enroll in/increase Dependent Day Care
                                    Spending Account
-----------------------------------------------------------------------------------------------------------------------------------
You and/or your spouse's/        -  Required to cancel dependent child in           End of the month    Copy of court documents
domestic partner's dependent        Medical, Dental, Vision and Child Life                              for legal custody
child becomes ineligible (i.e.   -  Cancel (if ineligible dependent is only                             None required for marriage,
marriage, over maximum age,         person covered) or decrease Dependent Day                           over maximum age, etc.
becomes a WellPoint associate,      Care Spending Account
etc.) or you lose legal
custody of a child
-----------------------------------------------------------------------------------------------------------------------------------
Your spouse/domestic             -  Required to cancel spouse/partner in Medical,   Date of death       Copy of death certificate
partner dies                        Dental, Vision and Spouse/Partner Life
                                 -  Enroll yourself and dependent children in
                                    Medical, Dental and/or Vision if you and your
                                    dependent children lose coverage under your
                                    deceased spouse's/partner's plan(s)
                                 -  Enroll in/change amount of Heath Care
                                    Spending Account
                                 -  Enroll in/change amount of Dependent Day
                                    Care Spending Account
-----------------------------------------------------------------------------------------------------------------------------------
You and/or your spouse's/        -  Required to cancel dependent child in           Date of death       Copy of death certificate
domestic partner's dependent        Medical, Dental, Vision, Child Life
child dies                       -  Decrease Health Care Spending Account
                                 -  Decrease Dependent Day Care Spending Account
-----------------------------------------------------------------------------------------------------------------------------------
* You must notify the Associate Service Center within 15 days of the termination of your domestic partnership.

EVENT                            ELECTION CHANGES YOU CAN MAKE                      COVERAGE/CHANGE
                                 WITHIN 31 DAYS OF THE EVENT                        EFFECTIVE DATE      DOCUMENTATION REQUIRED
-----------------------------------------------------------------------------------------------------------------------------------
Your spouse/domestic partner     -  Cancel yourself, spouse/partner and or/         Date of the event   Documentation from
begins employment or increases      dependent children in Medical, Dental and/or                        spouse's/partner's employer
his/her work hours and gains        Vision                                                              (i.e. benefits enrollment
Medical, Dental and/or Vision    -  Change contribution to Health Care Spending                         form, employment offer
coverage through his/her            Account                                                             letter, etc.)
employer                         -  Enroll in/increase Dependent Day Care
                                    Spending Account
-----------------------------------------------------------------------------------------------------------------------------------
Your spouse/domestic partner     -  Enroll yourself, spouse/partner and/or          Date of the event   Documentation from
ends employment or loses            dependent children in Medical, Dental and/or                        spouse's/partner's employer
eligibility for benefits and        Vision                                                              (i.e. COBRA notice, HIPAA
you/your spouse/your dependent   -  Enroll in/change contribution to Health Care                        notice, etc.)
children lose Medical, Dental       Spending Account
and/or Vision coverage through   -  Cancel/decrease Dependent Day Care Spending
his/her employer                    Account
-----------------------------------------------------------------------------------------------------------------------------------
You and/or your spouse's/        -  Enroll dependent in Medical, Dental and/or      Date of the event   Documentation from
domestic partner's dependent        Vision                                                              dependent's employer (i.e.
ends employment or loses         -  Change contribution to Health Care Spending                         COBRA notice, HIPAA
eligibility for benefits            Account                                                             notice, etc.)
through his/her employer
-----------------------------------------------------------------------------------------------------------------------------------
You and/or your spouse's/        -  Cancel Medical, Dental and Vision for           Date of the event   Documentation from
domestic partner's dependent        dependent child                                                     dependent's employer
child begins employment or       -  Change contribution to Health Care Spending                         (i.e. benefits enrollment
increases work hours and gains      Account                                                             form, employment offer
coverage through his/her                                                                                letter, etc.)
employer
-----------------------------------------------------------------------------------------------------------------------------------
You move outside HMO or          -  Required to elect new Medical plan in new       Date of the event   Address change
PPO Service Area                    location
-----------------------------------------------------------------------------------------------------------------------------------
You move outside Dental Net      -  Enroll in new Dental plan                       Date of the event   Address change
Service Area
-----------------------------------------------------------------------------------------------------------------------------------
Your job status changes from     -  Enroll in Medical, Dental, Vision, Employee     First of the month  None-
part-time to full-time              Life, AD&D, Spouse/Partner Life, Child Life,    following job       Human Resources action
                                    STD and LTD                                     status change
                                 -  Enroll in/increase Heath Care Spending
                                    Account
                                 -  Enroll in/increase Dependent Day Care
                                    Spending Account
-----------------------------------------------------------------------------------------------------------------------------------
Your job status changes from     -  Enroll yourself, spouse/partner and dependent   First of the month  None-
part-time (under 20 hours/week)     children in Medical                             following job       Human Resources action
to part-time at least 20 hours/  -  Enroll in Health Care Spending Account          status change
week                             -  Enroll in Dependent Day Care Spending
                                    Account
-----------------------------------------------------------------------------------------------------------------------------------
Your job status changes from     -  Change Medical plan                             First of the month  None-
full-time to part-time (at       -  Required to cancel Dental, Vision, STD, LTD,    following job       Human Resources action
least 20 hours/week)                Employee Life, AD&D, Spouse/Partner Life and    status change
                                    Child Life (COBRA may be available)
                                 -  Enroll in/cancel/change contribution to
                                    Health Care Spending Account
                                 -  Cancel/decrease Dependent Day Care Spending
                                    Account
-----------------------------------------------------------------------------------------------------------------------------------
Your job status changes from     -  Required to cancel Medical, Dental, Vision,     First of the month  None-
full-time to part-time (less        STD, LTD, Employee Life, Spouse/Partner Life,   following job       Human Resources action
than 20 hours/week)                 Child Life, Health Care and Dependent Day       change status
                                    Care Spending Account (COBRA may be
                                    available)
-----------------------------------------------------------------------------------------------------------------------------------
Important Note: The following changes are permitted ONLY IF they are consistent with and on account of your change in status.

                    CONTINUING HEALTH CARE COVERAGE ("COBRA")

This is a summary of your rights and obligations under the COBRA continuation coverage provisions. BOTH YOU AND YOUR SPOUSE, IF ANY, SHOULD TAKE THE TIME TO READ THIS NOTICE CAREFULLY. Domestic partners and children of domestic partners are not eligible for COBRA continuation.

COBRA requires that most Officers of WellPoint and its related companies and their families receive the opportunity for a temporary extension of the health care coverage, called "continuation coverage," at group rates in certain instances where coverage under the WellPoint Companies' Group Health Plans ("Health Plans") would end. For this purpose, the term "Health Plans" includes the WellPoint Companies' medical, dental, vision, employee assistance, and health care flexible spending account plans, and the term "qualified beneficiary" is used below to refer to individuals who are eligible to receive COBRA continuation coverage.


QUALIFYING EVENTS FOR OFFICERS

If you are an Officer of the WellPoint Companies covered by a Health Plan, you have the right to choose COBRA continuation coverage if you lose your Health Plan coverage because of the following:

-    A reduction in your hours or employment, or

- The termination of your employment (for reasons other than gross misconduct on your part).


QUALIFIYING EVENTS FOR SPOUSE AND DEPENDENT CHILDREN

If you are the spouse or dependent child of an Officer covered by a Health Plan, you have the right to choose continuation coverage for yourself if you lose coverage for ANY of the following reasons:

-    The death of your spouse

- A termination of your spouse's employment (for reasons other than gross misconduct) or reduction in your spouse's hours of employment

-    Divorce or legal separation from your spouse.

-    Your spouse becomes entitled to Medicare

-    You reach the maximum age allowed to be considered a dependent child

-    You are no longer considered a dependent child.

There is no COBRA continuation coverage for domestic partners or their children.


DEADLINE FOR ELECTION

When the Plan Administrator is notified that one of these qualifying events has happened, the Administrator will, in turn, notify you that you have the right to choose continuation coverage. Under COBRA, you have 60 days from the date you receive the notice or 60 days from the date that you would lose coverage because of one of the qualifying events described above (if later) to inform the Plan Administrator that you want continuation coverage. If you do not choose continuation coverage, your group Health Plan coverage will end.


TYPE OF COVERAGE

If you choose continuation coverage, the Wellpoint Companies are required to give you coverage which, as of the time coverage is being provided, is identical to the coverage provided under the Health Plan to similarly situated Officers or family members.


LENGTH OF COVERAGE

COBRA requires that you be afforded the opportunity to maintain continuation coverage for 36 months unless you lost Health Plan coverage because of a termination of employment or reduction in hours. In that case, the required continuation coverage period is 18 months.

The 18-month period may be extended to 29 months if a qualified beneficiary is determined by the Social Security Administration to be disabled (for Social

Security disability purposes) at any time during the first 60 days of COBRA coverage. This 11-month extension is available to all individuals who are qualified beneficiaries due to a termination or reduction in hours of employment. To benefit from this extension, a qualified beneficiary must notify the Plan Administrator of that determination within 60 days and before the end of the original 18-month period. The affected individual must also notify the Plan Administrator within 30 days of any final determination that the individual is no longer disabled.

The 18- or 29-month period may be extended if other qualifying events (for example, divorce, death or entitlement to Medicare) occur during the period. In no event will coverage last beyond 36 months from the date of the qualifying event that originally made you eligible to elect COBRA continuation coverage.

A child who is born to or place for adoption with the covered Officer during a period of COBRA coverage will be eligible to become a qualified beneficiary if the Plan Administrator is notified within 31 days of the birth or placement for adoption.


EARLY TERMINATION OF COVERAGE

COBRA provides that your continuation coverage may be shortened for ANY of the following five reasons:

- The WellPoint Companies no longer provide group health coverage to any of their associates;

-    The premium for continuation coverage is not paid on time;

- The qualified beneficiary becomes covered under another group health plan that does not contain any exclusion or limitation for any pre-existing condition that affects the qualified beneficiary;

-    The qualified beneficiary becomes entitled to Medicare;

- The qualified beneficiary has already received 18 months of coverage due to disability, and there has been a final determination that the qualified beneficiary is no longer disabled.

The Plan Administrator reserves the right to terminate your COBRA coverage retroactively if you are determined to be ineligible for COBRA.


COST OF COVERAGE

You do not have to show that you are insurable to choose continuation coverage. However, the law provides for payment by the qualified beneficiary of 100% of the premium for continuation coverage plus an administrative fee. The cost of continuation will be 102% of the premiums. However, if you are eligible to extend continuation of coverage for an additional 11 months due to disability, the cost of continuation for any additional months will be 150% of the premiums. There is a grace period of 30 days for the regularly scheduled premium.


CANCELLATION FOR NON-PAYMENT

-    Premiums are due on the last day of the calendar month preceding coverage.

- Coverage will be cancelled if payment is not received within 30 days of the due date.

- It is the participant's responsibility to make sure premiums are received by the due date, allowing sufficient mail time.

-    Once coverage is cancelled for non-payment, it will not be reinstated.


ADDITIONAL INFORMATION

If you have any questions about COBRA, please contact the Associate Service Center.

IMPORTANT INFORMATION

ACTIVELY AT WORK

If you are not actively at work on a full-time basis on the day your coverage or an increase in your benefits would otherwise begin, then your coverage or an increase in benefits will not begin until the date you reutn to active work on a full-time basis.

If you elect a medical plan offered by WellPoint, coverage will become effective under the Plan even if you are hospitalized or on medical leave on the effective date.

THE HEALTH INSURANCE PORTABILITY AND ACCOUNTABILITY ACT OF 1996 (HIPAA)

Pre-existing conditions exclusions have been eliminated from the WellPoint Preferred and Group Medical Plans (for pre-existing conditions on LTD/STD, please see page 30.) Special enrollment provisions for associates declining medical coverage have been adopted.

SPECIAL ENROLLMENT RIGHTS

If you are declining enrollment for yourself or your dependents because of other health insurance coverage, you may be able to enroll yourself or your dependents in the future in a medical plan offered by WellPoint, provided that you request enrollment within 30 days after your other coverage ends.

In addition, if you have a new dependent or other person eligible under our plans as a result of marriage, domestic partnershop, birth, adoption or placement for adoption, you may be able to enroll yourself and other eligible persons, provided that you request enrollment within 31 days after the marriage, birth, adoption or placement for adoption.

NEWBORN'S AND MOTHER'S PROTECTION ACT

The minimum stay for mothers and newborn children is 48 hours following a normal delivery and 96 hours following a cesarean section. Providers are not required to obtain authorization from the Plans or the insurance issuer for prescribing a length of stay within the above periods.

WOMEN'S HEALTH AND CANCER RIGHTS ACT OF 1998

The Women's Health and Cancer Rights Act of 1998 was enacted on October 21, 1998 and requires that all health plans cover post-mastectomy breast surgery if they provide medical and surgical coverage for mastectomies. If you and/or your eligible dependents receive these benefits under a WellPoint-sponsored medical plan, the plan must cover:

- Reconstruction of the breast on which the mastectomy was performed;

- Surgery and reconstruction of the other breast to produce a symmetrical appearance;

- Prostheses; and

- Treatment for physical complications of all stages of mastectomy, including lymphedemas.

Benefits required under the Women's Health and Cancer Rights Act will be provided in consultation between the patient and attending physician. These benefits are subject to the same health plan deductibles, copayments and coinsurance that apply to any other benefit under the specific plan and cannot be denied or reduced on the grounds that they are cosmetic in nature or that they otherwise do not meet the plan's definition of "medically necessary."

If you are enrolled in an HMO offered by WellPoint, please be aware that several states have enacted similar laws requiring coverage for treatment related to mastectomies. If the similar law of the state in which your HMO is located is more generous than the federal law, your benefits will be paid in accordance with your state's law.

IMPORTANT TELEPHONE NUMBERS

================================================================================
ASSOCIATE SERVICE CENTER                                (877) 342-5272
-----------------------------------------------------------------------------
MEDICAL                                                 (800) 234-0111
-----------------------------------------------------------------------------
     WellPoint Preferred PPO (all states)
-----------------------------------------------------------------------------
     WellPoint Group
-----------------------------------------------------------------------------
HMOS
-----------------------------------------------------------------------------
     CA: Blue Cross HMO                                 (800) 234-0111
-----------------------------------------------------------------------------
     CT: BlueCare Health Plan                           (800) 922-1742 in CT;
                                                        (800) 426-8531 elsewhere
--------------------------------------------------------------------------------
     GA: Blue Choice Healthcare                         (800) 634-6642
--------------------------------------------------------------------------------
     IL: UNICARE HMO (Illinois)                         (800) 234-0111
--------------------------------------------------------------------------------
     MA: HMO Blue                                       (800) 588-5509
--------------------------------------------------------------------------------
     MI: Blue Care Network of S.E. Michigan             (800) 662-6667
--------------------------------------------------------------------------------
     TX: HMO Blue Cross (Dallas/Ft. Worth)              (888) 558-2393
--------------------------------------------------------------------------------
         HMO Blue Texas (Houston)                       (888) 882-2390
--------------------------------------------------------------------------------
     VA: HealthKeepers of Virginia                      (800) 421-1880
--------------------------------------------------------------------------------
DENTAL                                                  (800) 627-0004
--------------------------------------------------------------------------------
     Dental Net
--------------------------------------------------------------------------------
     WellPoint Standard Dental
--------------------------------------------------------------------------------
     WellPoint Enhanced Dental
--------------------------------------------------------------------------------
VISION
--------------------------------------------------------------------------------
     VSP                                                (800) 622-7444
--------------------------------------------------------------------------------
UNIACCOUNT (FLEXIBLE SPENDING ACCOUNTS)                 (888) 209-7976
--------------------------------------------------------------------------------
MEDCALL (ID # 1005)                                     (888) 629-4000
--------------------------------------------------------------------------------
GROUP UNIVERSAL LIFE INSURANCE                          (925) 253-0800
--------------------------------------------------------------------------------
COMPREHENSIVE NONQUALIFIED RETIREMENT PLAN              (805) 557-5801
--------------------------------------------------------------------------------
EMPLOYEE ASSISTANCE AND WORK/LIFE PROGRAM               (888) 777-6665
--------------------------------------------------------------------------------
VANGUARD'S VOICE NETWORK                                (800) 523-1188
--------------------------------------------------------------------------------
EMPLOYEE STOCK PURCHASE PLAN
--------------------------------------------------------------------------------
     AST - Stock Plan Administrator                     (888) 980-6456
--------------------------------------------------------------------------------
     National Discount Brokers                          (888) 302-7764
--------------------------------------------------------------------------------

IMPORTANT ADDRESSES FOR CLAIMS


MEDICAL--PPO                               PHARMACY DRUGS

WellPoint Health Networks Inc.             WellPoint Pharmacy
P.O. Box 4109                              P.O. Box 4165
Woodland Hills, California 91365           Woodland Hills, California 91365-4165
Attn: Associate Claims Unit

                                           SPENDING ACCOUNTS
DENTAL
                                           UniAccount
WellPoint Health Networks Inc.             P.O. Box 4381
P.O. Box 9066                              Woodland Hills, California 91365-4381
Oxnard, California 93031-9066
Attn: Associate Claims Unit
                                           WELLPOINT BENEFITS DEPARTMENT

                                           P.O. Box 5035
VISION                                     Thousand Oaks, California 91359-5035

Vision Service Plan
P.O. Box 997100
Sacramento, California 95899-7100